Document and Entity Information (USD $)	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	KU6 MEDIA CO., LTD.
Entity Central Index Key	0001294435
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Public Float	$ 0
Entity Common Stock, Shares Outstanding	5,019,786,036

Consolidated Balance Sheets (USD $)	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 26,750,427	$ 27,294,819
Restricted cash	3,600,000
Accounts receivable, net of allowance for doubtful accounts	777,393	8,135,195
Accounts receivable due from related parties	2,740,179	325,757
Prepaid expenses and other current assets	884,344	3,487,327
Other receivables due from related parties	19,539,269	5,532,248
Inventories		31,038
Total current assets	54,291,612	44,806,384
Property and equipment, net	3,592,745	8,003,474
Acquired intangible assets, net	24,111,111	27,264,283
Investment in equity affiliate	255,281
Goodwill	6,232,770	6,896,340
Deposits and other non-current assets	306,741
Total assets	88,790,260	86,970,481
Current liabilities:
Short-term borrowings	3,177,680
Accounts payable	6,364,753	15,502,901
Accounts payable due to related parties	10	1,664,570
Accrued expenses and other current liabilities	10,016,650	11,462,241
Other payables due to related parties	13,552,080	7,776,698
Total current liabilities	33,111,173	36,406,410
Non-current deferred tax liabilities	4,826,059	4,925,538
Total liabilities	37,937,232	41,331,948
Commitments and contingencies	0	0
Equity:
Ordinary shares ($0.00005 par value; 12,000,000,000 shares authorized; 3,481,174,498 and 5,019,786,036 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	250,939	174,008
Additional paid-in capital	184,874,259	130,100,153
Accumulated deficits	(132,449,371)	(83,105,464)
Accumulated other comprehensive loss	(1,822,799)	(1,422,414)
Total Ku6 Media Co., Ltd. shareholders equity	50,853,028	45,746,283
Non-controlling interests		(107,750)
Total equity	50,853,028	45,638,533
Total liabilities and shareholders' equity	$ 88,790,260	$ 86,970,481

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Balance Sheets
Ordinary shares, par value (in dollars per share)	$ 0.05	$ 0.05
Ordinary shares, shares authorized	12,000,000,000	12,000,000,000
Ordinary shares, shares issued	5,019,786,036	3,481,174,498	2,200,194,040	2,193,343,740
Ordinary shares, shares outstanding	5,019,786,036	3,481,174,498

Consolidated Statements Of Operations and Comprehensive Loss (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net revenues (Advertising):
Third parties	$ 11,145,833	$ 15,853,948	$ 757,723
Related parties	8,076,155	701,732	279,341
Total net revenues	19,221,988	16,555,680	1,037,064
Cost of revenues (Advertising):
Third parties	(30,500,596)	(40,082,758)	(556,639)
Related parties	(379,465)	(376,302)
Total cost of revenues	(30,880,061)	(40,459,060)	(556,639)
Gross profit/(loss)	(11,658,073)	(23,903,380)	480,425
Operating expenses:
Product development	(2,692,884)
Selling and marketing	(11,817,758)	(16,195,539)	(665,131)
General and administrative	(23,401,769)	(13,507,701)	(6,465,080)
Total operating expenses	(37,912,411)	(29,703,240)	(7,130,211)
Operating loss from continuing operations	(49,570,484)	(53,606,620)	(6,649,786)
Interest income	169,854	57,464	356,167
Interest expense	(1,119,429)	(31,134)
Other income, net	1,294,135	3	1,783
Loss before income tax benefit from continuing operations	(49,225,924)	(53,580,287)	(6,291,836)
Income tax benefit	99,479	41,172	13,721
Equity in loss of affiliated company, net of tax	(263,313)
Loss from continuing operations, net of tax	(49,389,758)	(53,539,115)	(6,278,115)
Discontinued operations:
Loss from operations of discontinued operations, net of tax		(3,382,438)	(21,778,174)
Gain from disposal of discontinued operations, net of tax		4,486,786	221,899
(Loss) income from discontinued operations, net of tax		1,104,348	(21,556,275)
Net income	(49,389,758)	(52,434,767)	(27,834,390)
Less: Net loss attributable to the non-controlling interests from continuing operations	45,851	680,837	256,654
Less: Net loss attributable to the non-controlling interests and redeemable non-controlling interests from discontinued operations	0	243,666	4,182,875
Net loss attributable to Ku6 Media Co., Ltd.	(49,343,907)	(51,510,264)	(23,394,861)
Loss from continuing operations, net of tax, attributable to Ku6 Media Co., Ltd.	(49,343,907)	(52,858,278)	(6,021,461)
(Loss) income from discontinued operations, net of tax, attributable to Ku6 Media Co., Ltd.		1,348,014	(17,373,400)
Net loss attributable to Ku6 Media Co., Ltd.	(49,343,907)	(51,510,264)	(23,394,861)
Net Loss	(49,389,758)	(52,434,767)	(27,834,390)
Other comprehensive loss:
Currency translation adjustments of subsidiaries	(624,595)	(809,654)	(36,057)
Comprehensive loss	(50,014,353)	(53,244,421)	(27,870,447)
Comprehensive loss attributable to non-controlling interests and redeemable non-controlling interests	49,390	921,701	4,443,959
Comprehensive loss attributable to Ku6 Media Co., Ltd.	$ (49,964,963)	$ (52,322,720)	$ (23,426,488)
Loss per share-basic and diluted
Loss from continuing operations attributable to Ku6 Media Co., Ltd. common shareholders	$ (0.01)	$ (0.02)	$ 0
Income (loss) from discontinued operations attributable to Ku6 Media Co., Ltd. common shareholders		$ 0	$ (0.01)
Net loss attributable to Ku6 Media Co., Ltd. common shareholders	$ (0.01)	$ (0.02)	$ (0.01)
Weighted average shares used in per share calculation-basic and diluted	4,265,277,638	3,096,421,097	2,196,291,947
Loss per ADS-basic and diluted (1ADS = 100 shares):
Loss from continuing operations attributable to Ku6 Media Co., Ltd. common shareholders	$ (1.16)	$ (1.71)	$ (0.27)
(Loss) income from discontinued operations attributable to Ku6 Media Co., Ltd. common shareholders		$ 0.04	$ (0.79)
Net loss attributable to Ku6 Media Co., Ltd. common shareholders	$ (1.16)	$ (1.67)	$ (1.06)
Weighted average ADS used in per ADS calculation-basic and diluted	42,652,776	30,964,211	21,962,919

Consolidated Statements of Shareholders' Equity (USD $)	Total	Ordinary shares	Additional paid-in capital	Statutory reserves	Accumulated deficits	Accumulated other comprehensive income	Total Ku6 Media Co., Ltd. shareholders' equity	Non-controlling interests
Balance at Dec. 31, 2008	$ 81,692,494	$ 109,617	$ 75,012,693	$ 1,791,324	$ (9,991,663)	$ 9,987,314	$ 76,909,285	$ 4,783,209
Balance (in shares) at Dec. 31, 2008		2,193,343,740
Increase (Decrease) in Shareholders' Equity
Stock-based compensation expense	169,310	324	168,986				169,310
Stock-based compensation expense (in shares)		6,500,300
Exercise of stock options	8,750	18	8,732				8,750
Exercise of stock options (in shares)		350,000
Online audio business ("Yisheng") contributed by Shanda Interactive Entertainment Limited ("Shanda")	1,372,014		1,415,547				1,415,547	(43,533)
Capital contribution to Yisheng by non-controlling shareholders	362,773							362,773
Currency translation adjustments of subsidiaries	(36,057)					31,627	31,627	4,430
Net Loss	(26,635,788)				(23,394,861)		(23,394,861)	(3,240,927)
Balance at Dec. 31, 2009	56,933,496	109,959	76,605,958	1,791,324	(33,386,524)	9,955,687	55,076,404	1,857,092
Balance (in shares) at Dec. 31, 2009		2,200,194,040
Increase (Decrease) in Shareholders' Equity
Stock-based compensation expense	607,164	150	607,014				607,164
Stock-based compensation expense (in shares)		3,000,100
Exercise of stock options	20,350	22	20,328				20,350
Exercise of stock options (in shares)		450,000
Issuance of ordinary shares related to acquisitions of Ku6 Holding Limited	28,875,001	36,185	28,838,816				28,875,001
Issuance of ordinary shares related to acquisitions of Ku6 Holding Limited (in shares)		723,684,204
Disposal of Huayi Brothers Music Co., Ltd.	(431,051)			(74,246)	74,246	(221,315)	(221,315)	(209,736)
Contribution by Shanda related to Yisheng	663,570		663,570				663,570
Issuance of ordinary shares for Yisheng to Shanda	12,461,538	20,769	12,440,769				12,461,538
Issuance of ordinary shares for Yisheng to Shanda (in shares)		415,384,615
Deemed distribution to Shanda related to Yisheng	(12,461,538)		(12,461,538)				(12,461,538)
Purchase of additional equity interests of Yisheng from non-controlling shareholders		6,923	(520,181)				(513,258)	513,258
Purchase of additional equity interests of Yisheng from non-controlling shareholders (in shares)		138,461,539
Disposal of WVAS and recorded music businesses to Shanda	12,096,918		23,905,417	(1,717,078)	1,717,078	(10,344,330)	13,561,087	(1,464,169)
Currency translation adjustments of subsidiaries	(809,654)					812,456	812,456	(2,802)
Net Loss	(52,317,261)				(51,510,264)		(51,510,264)	(806,997)
Balance at Dec. 31, 2010	45,638,533	174,008	130,100,153		(83,105,464)	(1,422,414)	45,746,283	(107,750)
Balance (in shares) at Dec. 31, 2010	3,481,174,498	3,481,174,498
Increase (Decrease) in Shareholders' Equity
Issuance of ordinary shares to Shanda	50,000,000	76,924	49,923,076				50,000,000
Issuance of ordinary shares to Shanda (in shares)		1,538,461,538
Stock-based compensation expense	1,754,170		1,754,170				1,754,170
Exercise of stock options	3,750	7	3,743				3,750
Exercise of stock options (in shares)		150,000
Disposition of equity interests in Yisheng	1,751,001		1,373,190			220,671	1,593,861	157,140
Liabilities waived by Shanda	1,719,927		1,719,927				1,719,927
Currency translation adjustments of subsidiaries	(624,595)					621,056	621,056	3,539
Net Loss	(49,389,758)				(49,343,907)		(49,343,907)	(45,851)
Balance at Dec. 31, 2011	$ 50,853,028	$ 250,939	$ 184,874,259		$ (132,449,371)	$ (1,822,799)	$ 50,853,028
Balance (in shares) at Dec. 31, 2011	5,019,786,036	5,019,786,036

Consolidated Statements of Cash Flows (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net Loss	$ (49,389,758)	$ (52,434,767)	$ (27,834,390)
Adjustments to reconcile net loss to net cash provided by operating activities:
Share-based compensation	1,231,919	607,164	169,310
Share-based compensation cost in relation to disposition of Yisheng	522,251
Share-based compensation cost in relation to acquisition of Ku6		1,284,766
Depreciation and amortization	5,197,444	5,266,212	1,798,396
Amortization and write-down of licensed video copyrights	3,721,696	15,751,814
Impairment for goodwill			3,592,933
Impairment for investment in affiliated company			209,848
Impairment of intangible assets	1,365,376		3,542,071
Bad debt provision	3,459,826	1,474,568	3,819,894
Inventory provision		84,481	238,370
Exchange loss (gains)	292,296	(898,682)	17,198
Equity in losses of affiliated companies	263,313		704,224
Gain from disposal of subsidiay		(4,486,786)	(221,899)
Losses (gain) on disposal of property and equipment	2,977,098	196,969	(5,843)
Change in fair value of contingent consideration			(352,217)
Changes in assets and liabilities, net of acquisitions and dispositions:
Accounts receivable	3,815,524	(8,678,575)	5,883,070
Prepaid expenses and other current assets	(1,519,380)	(796,237)	2,737,066
Amount due from related parties	(3,913,409)	(2,836,461)	732,563
Deposits and other non-current assets	(306,741)	(414)	439,859
Inventories	31,038	(94,101)	(130,333)
Deferred taxes	(99,479)	(72,985)	(530,190)
Accounts payable	(7,906,294)	8,753,566	579,864
Notes payable		(54,218)	22,901
Accrued expenses and other current liabilities	621,237	5,976,116	2,283,336
Amount due to related parties	461,247	1,408,305	(78,307)
Income tax payable	0	(20,633)	290,670
Net cash used in operating activities	(39,174,796)	(29,569,898)	(2,091,606)
Investing activities:
(Increase)/decrease of short-term investments		10,000,000	(10,000,000)
Purchase of property and equipment	(2,362,785)	(6,586,819)	(867,061)
Proceeds from disposal of property and equipment			80,498
Purchase of intangible assets			(66,258)
Payment for licensed video copyright	(5,529,949)	(15,046,257)
Proceeds (cash-out) from disposal of subsidiaries, net of cash disposed (nil, $669,705 and $111,597 for the years ended December 31, 2009, 2010 and 2011, respectively)	(111,597)	4,376,048	254,102
Acquisition of subsidiaries, net of cash acquired ($1,034,308, $329,743 and nil for the years ended December 31, 2009, 2010 and 2011, respectively)		329,743	1,034,308
Cash received upon consolidation of a subsidiary contributed by Shanda			633,424
Proceeds from disposal of wireless value-added service and recorded music businesses to Shanda, net of cash disposed ($24,948,577 for the year ended December 31, 2010)		12,295,323
Restricted cash for pledge of bank loans	(3,600,000)
Loan to related parties under common control by Shanda	(14,108,019)	(3,200,000)
Net cash provided by (used in) investing activities	(25,712,350)	2,168,038	(8,930,987)
Financing activities:
Proceeds from exercise of stock options	3,750	20,350	2,500
Proceeds from issuance of ordinary shares to Shanda	50,000,000
Proceeds from issuance of Convertible Bond to Shanda	50,000,000
Cash paid for redemption of Convertible Bond to Shanda	(50,000,000)
Cash injection into VIE subsidiary by Shanda			1,083,057
Borrowings from bank	3,177,680
Borrowings from related parties under common control by Shanda	13,335,896	4,596,001
Repayment for loans from related parties under common control of Shanda	(3,189,527)
Cash injection in VIE subsidiary by non-controlling shareholders			362,773
Net cash provided by financing activities	63,327,799	4,616,351	1,448,330
Effect of exchange rate changes on cash and cash equivalents	1,014,955	336,394	(154,506)
Net decrease in cash and cash equivalents	(544,392)	(22,449,115)	(9,728,769)
Cash and cash equivalents, beginning of year	27,294,819	49,743,934	59,472,703
Cash and cash equivalents, end of the year	26,750,427	27,294,819	49,743,934
Supplemental disclosures of cash flow information:
Loan interests paid	703,108	30,903
Income taxes paid		23,047	465,696
Supplemental disclosure of non-cash investing and financing activities:
Accounts payable related to purchase of property and equipment		2,045,032
Accounts payable related to licensed video copyright	1,108,057	2,946,304
Issuance of ordinary shares to Shanda for Yisheng		12,461,538
Purchase of additional equity interests of Yisheng from non-controlling shareholders		4,153,846
Issuance of ordinary shares related to acquisition of Ku6 Holding Limited		$ 28,875,000

Consolidated Statements of Cash Flows (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Investing activities:
Cash disposed from disposal of subsidiaries	$ 111,597	$ 669,705	$ 0
Cash acquired from acquisition of subsidiaries	0	329,743	1,034,308
Cash Disposed from disposal of wireless value-added service and recorded music businesses to Shanda		$ 24,948,577

Organization And Principal Activities	12 Months Ended
Dec. 31, 2011
Organization And Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Ku6 Media Co., Ltd. (formerly known as Hurray! Holding Co., Ltd., “Hurray!” or the “Company”), a Cayman Islands corporation, originally provided wireless value-added services (“WVAS”) to mobile phone users delivered over the wireless networks of the three telecommunication operators in the People’s Republic of China (“PRC”) and also engaged in music production and distribution in the PRC and Taiwan through its consolidated subsidiaries, its variable interest entities (“VIEs”) and an equity affiliate before August, 2010. Following certain acquisition and disposition transactions and the 2010 Reorganization described below, the Company primarily provides online advertising services on its online video sharing platform, www.ku6.com, namely through its subsidiaries and VIEs in China (together with the Company collectively referred to as the “Group”) further described within this note.

As of December 31, 2011, the Group’s ownership structure is summarized as follows.

Names of Major Subsidiaries, Variable Interest Entities and Affiliate	Date of incorporation	Percentage of ownership
Subsidiaries
Ku6 (Beijing) Technology Co., Ltd. (“Beijing Technology”)	March 5, 2007	100%
Wei Mo San Yi (Tianjin) Science and Technology Co., Ltd. (“Tianjin Technology”)	December 23, 2008	100%
Kusheng (Tianjin) Technology Co., Ltd. (“Kusheng”)	August 26, 2011	100%
Variable Interest Entities (“VIEs”)
Ku6 (Beijing) Information Technology Co., Ltd. (“Beijing Information”)	April 20, 2006	N/A
Tianjin Ku6 Zheng Yuan Information Technology Co., Ltd. (“Tianjin Information”)	March 20, 2009	N/A
Tianjin Ku6 Network Communication Technology Co., Ltd. (“Ku6 Network”)	December14, 2011	N/A
Affiliate
Shanghai Yisheng Network Technology Co., Ltd. (“Yisheng”)	November 22, 2007	20%

In July, 2009, Shanda Interactive Entertainment Limited (“Shanda”), a leading interactive entertainment media company in China, and Shanda Music Group Limited (“Shanda Music”), a wholly owned subsidiary of Shanda, announced its completion of a tender offer of totaling $46.2 million for 1,155,045,300 ordinary shares, par value $0.00005 per ordinary share (“Shares”), of the Company, including Shares represented by American Depositary Shares (“ADSs,” each representing 100 Shares) at a purchase price of $0.04 per Share (equivalent to $4.00 per ADS) in cash, without interest and subject to any applicable withholding taxes. Immediately after giving effect to the acquisition of Shares (including Shares represented by ADSs) in the tender offer, Shanda held approximately 51% of the Company’s total outstanding Shares calculated on a fully-diluted basis as of December 31, 2009.

In January, 2010, the Company completed the acquisition of 100% of the equity interests of Ku6 Holding Limited (“Ku6 Holding”), a leading online video portal in China, pursuant to the share purchase agreement entered into by and among Hurray!, Ku6 Holding and the shareholders of Ku6 Holding dated as of November 26, 2009 by issuing an aggregate of 723,684,204 ordinary shares. After the closing of the acquisition of Ku6 Holding, Shanda’s equity interest in the Company was diluted to 41.97%.

In May, 2010, the Company sold all of its 51% equity interest in Beijing Huayi Brothers Music Co., Ltd. including its wholly owned subsidiary of Beijing Huayi Brothers Music Broker Co., Ltd. (collectively referred to as “Huayi Music”) to Huayi Brothers Media Corporation (“Huayi Media”) for aggregate consideration of RMB 34,450,000 (equivalent to $5,045,754).

In August 2010, the Company completed (1) the disposal of all of its subsidiaries and VIEs related to WVAS and recorded music businesses as well as the equity investment in an affiliated company to Shanda for $37,243,904 in cash and (2) acquisition of 75% of the equity interest of Yisheng, an online audio business, from Shanda in exchange for 415,384,615 newly issued ordinary shares (collectively the “2010 Reorganization”). In connection with the acquisition of 75% of the equity interests in Yisheng from Shanda, the Company issued 138,461,539 ordinary shares to acquire the remaining 25% of equity interests in Yisheng from the non-controlling shareholders in August 2010. The 2010 Reorganization was approved by a committee comprised of three independent directors after receiving a fairness opinion on the proposed transaction from its independent financial advisor. Following the 2010 Reorganization, the Company changed its name to Ku6 Media Co., Ltd. and changed its trading symbol on the Nasdaq Global Market from HRAY to KUTV. At December 31, 2010, Shanda’s equity interest in the Company was 51.65%.

In April 2011, the Company entered into agreements with Shanda Media Group Ltd., a wholly owned subsidiary of Shanda, pursuant to which the Company issued 1,538,461,538 ordinary shares for an aggregate purchase price of $50 million and $50 million aggregate principal amount of senior convertible bond at face value (“Convertible Bond”). The Convertible Bond would mature in three years after issuance and would bear an interest of 3% per annum. The closing date of the ordinary shares and Convertible Bond issuance was June 29, 2011. Based on the Company’s working capital position, the Company redeemed the Convertible Bond in September 2011 at its issue price.

In August 2011, the Company disposed of a significant interest in Yisheng to the related entities and a then employee of Ku6. After the disposal, the Company retains a 20% interest in Yisheng. This transaction is further described in Note 2(1)(a).

At December 31, 2011, Shanda’s equity interest in the Company was 66.43%.

The Group has adjusted its business strategy in 2011. The adjustments primarily refer to 1) the appointment of Shanghai Shengyue Advertising Ltd (“Shengyue”), a wholly owned subsidiary of Shanda, as its primary agency of the online advertising services, and 2) the change in business focus from purchasing the long-form licensed video contents to relying more on the user generated contents and short-form video contents. Shengyue operates the advertising system of Application Advertisement (“AA”) and charges the advertisement fees from its customers based on the advertising effects, including but not limited to views, clicks, responses and etc., (“performance advertisement”). After the appointment of Shengyue as its primary agency, the Group primarily relies on Shengyue to sell the online advertising service, therefore, the Group significantly reduced its sales forces and recorded the severance payments of $0.9 million through the general and administrative expenses ($0.15 million) and selling expenses ($0.75 million) in 2011. The intangible asset of the customer list of $1.46 million, representing the customer relationships under the original business model, has also been abandoned and recorded through the general and administrative expenses in 2011 (Note 7). In relation to the cease of purchasing the long-form licensed video copyrights, the Group has exited two long-term licensed contents purchase agreements with the content providers by paying a one-time termination fee of $5.3 million, which was recorded into the cost of revenues.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(1) Basis of presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

As a result of the disposal of Huayi Music in May 2010 and the 2010 Reorganization, the Company adjusted its consolidated financial statements for the years ended December 31, 2009 and 2010 for the above mentioned transactions to present the WVAS and recorded music businesses as discontinued operations and to reflect the Yisheng merger as a common control transaction.

(a) Acquisition under common control

The acquisition of Yisheng’s online audio business from Shanda was accounted for as a common control transaction as Hurray! was under the control of Shanda since the Company was acquired by Shanda in July 2009. Accordingly, the accompanying consolidated financial statements have been prepared as if the acquisition of Yisheng had been in effect since the inception of common control, which is the date that Hurray! was consolidated into Shanda’s consolidated financial statements on August 31, 2009. Therefore, total assets and liabilities, as well as the non-controlling interests of Yisheng, were recorded at the carrying amount as capital contribution from Shanda in the consolidated statements of changes in equity at the inception of common control. The effect of accounting for the acquisition under common control increased the net loss for the year ended December 31, 2009 by $736,969, which represented the net loss of this business from August 31, 2009 through December 31, 2009. The fair value of the 415,384,615 ordinary shares issued by the Company amounting to $12,461,538 was recorded through equity as a deemed distribution to Shanda in 2010.

In connection with the acquisition of 75% of the equity interests in Yisheng from Shanda, the Company issued 138,461,539 ordinary shares to acquire the remaining 25% of the equity interests in Yisheng from non-controlling shareholders in August 2010. This transaction was accounted for as an equity transaction in 2010 and the difference between the fair value of the ordinary shares issued amounting to $4,153,846 and carrying amount of the non-controlling interest was recognized as a decrease in additional paid-in capital attributable to the Company in accordance with ASC 810.

In August 2011, the Company disposed of 80% of its (previously 100%) equity interest in Yisheng by contributing a 60% stake in Yisheng to affiliates of Shanda. A remaining 20% stake, to arrive at the 80% disposed, was granted to a then-employee of Ku6 (20%). The Company’s remaining interest in Yisheng was 20% as at December 31, 2011. As a result of the previous capital transaction related to Yisheng and the loss of a controlling financial interest, the Company deconsolidated Yisheng and recorded its remaining interest in Yisheng as an investment subject to the equity method of accounting (Note 8).

Given the presence of common control from parent Shanda, the disposition of the 60% to the related Shanda entities was accounted for as a common control transaction. Therefore, the gain on deconsolidation of Yisheng amounting to $1,373,190 (a gain due to the de-recognition of the net liabilities of the Yisheng business) was recorded in stockholders’ equity as a contribution from Shanda in 2011. At the time of deconsolidation, a Shanda affiliate receiving a portion of the contributed stake also made a capital investment of cash in Yisheng resulting in a higher equity fair value ascribed to Yisheng immediately prior to the deconsolidation. The 20% equity interest in Yisheng transferred to the then-employee of Ku6 was recorded as a compensation charge of $522,251 based on Yisheng’s equity fair value subsequent to the injection of capital from a Shanda affiliate, and was included in general and administrative expenses.

(b) Disposal of WVAS and recorded music businesses

As mentioned above, the Company completed the disposal of Huayi Music to Huayi Media for RMB 34,450,000 (equivalent to $5,045,754) in cash in May, 2010 and the corresponding disposal gain of Huayi Music recognized in 2010 was $4,486,786. The disposal of WVAS and recorded music businesses under common control was consummated in August, 2010. The difference of $13,561,087 between the cash consideration received from Shanda of $37,243,904 and the carrying amount of the assets, liabilities and non-controlling interests and redeemable non-controlling interest of WVAS and recorded music business of $23,682,817 and the corresponding cumulative translation difference of $10,344,330 was accounted for as a contribution by Shanda in additional paid in capital in 2010. No gain or loss was recognized in 2010.

A summary of the major financial information for the discontinued operations of the WVAS and recorded music businesses for the year ended December 31, 2009 and the eight month period ended August 31, 2010 is set out below:

	Year ended December 31, 2009	Eight months ended August 31, 2010
Net revenues:
Wireless value added services revenue	20,169,110	5,385,985
Recorded music revenue	14,473,185	9,458,423

Total net revenues	34,642,295	14,844,408

Wireless value added services cost	(15,331,675)	(3,799,581)
Recorded music cost	(12,625,139)	(6,118,305)

Total cost of revenues	(27,956,814)	(9,917,886)

Gross profit	6,685,481	4,926,522
Product development	(466,543)	(444,581)
Selling and marketing	(6,211,334)	(3,397,797)
General and administrative	(17,469,445)	(4,544,460)
Goodwill impairment	(3,592,933)	—

Total operating expenses	(27,740,255)	(8,386,838)

Loss from operations	(21,054,774)	(3,460,316)
Interest income	98,770	42,627
Interest expense	(13,681)	—
Other income	339,869	9,667

Loss before income tax benefit (expense), equity in (loss) earnings of affiliated company, impairment for investment in affiliated company	(20,629,816)	(3,408,022)
Income tax benefit (expense)	(234,286)	25,584
Equity in loss and impairment of affiliated company	(914,072)	—
Impairment for investment in affiliated company	—	—

Net loss	(21,778,174)	(3,382,438)
Less: Net loss attributable to the non-controlling interests and redeemable non-controlling interest	4,182,875	243,666

Net loss from discontinued operations, net of tax	(17,595,299)	(3,138,772)
Gain from disposal of Huayi Music, net of tax	—	4,486,786

Total net (loss) income from discontinued operations	(17,595,299)	1,348,014

According to ASC 205, the effect of discontinued operations has been accounted for retroactively in the consolidated statement of operations and comprehensive loss for all the periods presented.

(c) Liquidity

The Company has a short operating history in a new and unproven market, which makes it difficult to evaluate future prospects and may increase the risk that the Company will not be successful if the market does not develop as expected. The Company entered the online video business in January 2010 with the acquisition of Ku6 Holding. The Company subsequently disposed of the WVAS and recorded music businesses in August 2010 and an 80% interest in the online audio business in August 2011. Accordingly, the Company is currently operating the online video business as its principal business and generates substantially all of its revenues from online advertising. This short operating history makes it difficult to effectively assess Ku6’s future prospects.

The Company has incurred significant net losses and negative cash flows from operations in recent years. As of December 31, 2011, the accumulated deficit of the Company was ($132,449,371) and the excess of current assets over current liabilities (working capital) was $21,180,439. In April 2011, the Company entered into agreements with Shanda Media to issue 1,538,461,538 ordinary shares for an aggregate purchase price of $50 million and $50 million of convertible debt (Note 1). Based on the Company’s working capital position, the Company redeemed the debt in September 2011. The Company has in the past obtained significant financing from its parent, Shanda, and may do so again in the future. As mentioned in Note 13, the Company’s forecasted revenue in 2012 is primarily derived from its primary agency and cash collection from this revenue source is primarily depending on the contractual credit terms agreed with this agency.

The Company believes that there is sufficient cash to find operations and capital expenditures for at least the next 12 months, considering various changes in strategy and cost reduction measures that were adopted in 2011. Accordingly, the consolidated financial statements have been prepared on a going-concern basis.

(2) Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent liabilities at the dates of the financial statements. Significant accounting estimates reflected in the Company’s financial statements include accrual for sales rebates, allowances for doubtful accounts, assessment of impairment for long-lived assets and goodwill, assessment of the net realizable value of licensed video copyrights, the useful lives for intangible assets and property and equipment, share-based compensation expense, the recognition and measurement of deferred taxes, and loss contingencies. Actual amounts may differ from these estimates under different assumptions or conditions.

(3) Consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs. All inter-company transactions and balances have been eliminated upon consolidation. Affiliated company in which the Company has partial ownership and controls more than 20% but less than 50% of the investment is accounted for using the equity method of accounting. The Company’s share of earning (loss) of such equity investment is included in the accompanying consolidated statements of operations and comprehensive loss.

The Company follows the guidance relating to the consolidation of VIEs in Accounting Standards Codification (“ASC”) 810-10, which requires certain VIEs to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

Pre-2010 Reorganization

Prior to the 2010 Reorganization, to comply with PRC laws and regulations that restrict direct foreign ownership of telecommunication service businesses in the PRC, the Company conducted substantially all of its WVAS and recorded music businesses through several VIEs. The VIEs had entered into various agreements with one of Hurray!’s subsidiaries, including exclusive cooperation agreements. Under these agreements, Hurray! through a wholly owned PRC subsidiary, Beijing Hurray! Times Technology Co., Ltd. (“Beijing Hurray! Times”), was the exclusive provider of technical and consulting services to the VIEs. In return, the VIEs were required to pay Beijing Hurray! Times’ service fees for the technical and consulting services received. The technical and consulting service fees could be, and were, adjusted at Hurray!’s discretion depending on the level of service provided. Beijing Hurray! Times was entitled to receive service fees in an amount up to all of the net income of the VIEs. In addition, Beijing Hurray! Times had been assigned all voting rights by the direct and indirect owners of the VIEs through agreements which were valid for ten years and were renewable indefinitely and could not be amended or terminated except by written consent of all parties. Finally, Beijing Hurray! Times had the option to acquire the equity interests of the VIEs if and when legal to do so under PRC laws and regulations. The Company also had extended loans without interest to the registered shareholders to finance their investments in the VIEs. Each of the registered shareholders was a related party of the Company acting as de facto agent for the Company. The direct equity interests in these entities had been pledged as collateral for the loans and when permitted under Chinese laws, the loans were to be repaid by transferring the direct equity interest in these entities to the Company. Therefore, no minority interest was recorded for the registered capital from the registered shareholders.

Hurray! was the considered the primary beneficiary of the VIEs of the WVAS and recorded music businesses because of all the variable interests held by Hurray! and the Company had the power to direct the activities of the VIEs. Therefore the Company consolidated the results of operations of the VIEs of the WVAS and recorded music businesses before they were disposed in 2010.

Post-2010 Reorganization

After the 2010 Reorganization, to comply with PRC laws and regulations that prohibit or restrict foreign ownership of companies that provide advertising services and hold Internet Content Provider (“ICP”) licenses and/or Licenses for Transmission of Audio-Visual Programs through the Internet (“the Licenses”), the Company conducts substantially all of its advertising business through its VIEs. The paid-in capitals of the Beijing Information and Ku6 Network were funded by the Company through loans extended to the authorized individuals (“nominee shareholders”) and Tianjin Information was incorporated by the Beijing Information.

The Company has various agreements with its VIEs, through which the Company holds all the variable interests of the VIEs and has the power to direct the activities of the VIEs. Consequently the Company is the primary beneficiary of these VIEs. Details of certain key agreements with the VIEs are as follows:

Loan Agreements: Beijing Technology and Kusheng have granted interest-free loans to the nominee shareholders with the sole purpose of providing funds necessary for the capital injection of the Beijing Information and Ku6 Network. The portions of the loans for subsequent capital injection are eliminated with the capital of the Beijing Information and Ku6 Network during consolidation. The interest-free loans to the nominee shareholders of the Beijing Information and Ku6 Network as of December 31, 2011 were RMB9 million and RMB10 million, respectively. Beijing Technology and Kusheng are able to require the nominee shareholders to settle the loan amount through the entire equity interest of the Beijing Information and Ku6 Network and nominate someone else to hold the shares on Beijing Technology and Kusheng’s behalf.

Proxy Agreement: The nominee shareholders of the VIEs irrevocably appointed the Subsidiaries’ officers to vote on their behalf on all matters they are entitled to vote on, including matters relating to the transfer of any or all of their respective equity interests in the VIEs, making all the operational, financial decisions and the appointment of the directors, general managers and other senior management of the VIEs.

Equity Interest Pledge Agreements: The nominee shareholders of the VIEs have pledged their respective equity interests in the VIEs as collateral to secure the nominee shareholders’ obligations under other agreements and for the payment by the VIEs under the exclusive technical consulting and services agreements and the loan agreements. The nominee shareholders of the VIEs cannot sell or pledge their equity interests to others without the approval from the Subsidiaries, and the nominee shareholders of the VIEs cannot receive any dividends without the approval of Subsidiaries.

Exclusive Call Option Agreements: The nominee shareholders of the VIEs granted the Subsidiaries the exclusive and irrevocable right to purchase from the nominee shareholders, to the extent permitted under PRC laws and regulations or at the request of the Company, all of the equity interests in these entities for a purchase price equal to the amount of the registered capital or at the lowest price permitted by PRC laws and regulations. The Subsidiaries may exercise such options at any time. In addition, the VIEs and their nominee shareholders agreed that without the Subsidiaries’ prior written consent, they will not transfer or otherwise dispose of the equity interests or declare any dividends.

Exclusive Business Cooperation Agreements: The Subsidiaries are the exclusive provider of the technical, consulting and related services and information of the VIEs. Under these arrangements, the Subsidiaries have the unilateral right to charge service fees to the VIEs to recover substantially all of the VIEs’ profits.

As a result of the above contractual agreements, the Company determined that it has the power to control the economic activities most significant to the VIEs and is the primary recipient of the economic rewards or risks, as the case may be. As such, the Company consolidates the VIEs as required by Accounting Standards Codification (“ASC”) 810-10, Consolidation).

At December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011, the summarized financial information of the VIEs is as follows:

	December 31, 2010	December 31, 2011
Total assets	14,021,798	8,159,494
Total liabilities	26,520,629	47,309,685
Deficits	12,498,831	39,150,191

	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2011
Net Revenue	1,037,064	41,570,566	18,744,535
Net loss	6,278,115	8,037,455	25,011,099

As of December 31, 2011, the total assets of the consolidated VIEs were $8.2 million (2010: $14.0 million), mainly comprising cash and cash equivalents, accounts receivable, other receivable, fixed assets, and other long term assets. These balances are reflected in Company’s consolidated financial statements with intercompany transactions eliminated. Under the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, and can have assets freely transferred out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset in any of its consolidated VIEs that can be used only to settle obligations of the VIEs, except for registered capital and PRC additional paid-in capital of the VIEs in the amount of $3.3 million as of December 31, 2011 (2010: $4.0 million). As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs. As of December 31, 2011, the total liabilities of the consolidated VIEs were $47.3 million (2010: $26.5 million), mainly comprising accounts payable of $24.0 million (2010: $15.7 million), tax payables of $1.0 million (2010: $2.1 million), other payables and other accrued liabilities of $9.3 million (2010: $2.7 million) and long term borrowings from the intra-group entities and related parties of $13.1 million (2010: $6.1 million). As of December 31, 2011, the total deficits of the consolidated VIEs were $39.2 million (2010: $12.5 million).

For the year ended December 31, 2011, the total net revenue and net loss of the consolidated VIEs were $18.8 million and $25.0 million respectively. For the year ended December 31, 2010, the total net revenue and net loss of the consolidated VIE were $41.6 million and $8.0 million respectively. For the year ended December 31, 2009, the total net revenue and net loss of the consolidated VIE were $1.0 million and $6.3 million, respectively.

Currently there is no contractual arrangement that requires the Company to provide additional financial support to the VIEs. However, as the Company is conducting the online advertising business substantially through the VIEs, the Company has, in the past, provided and will continue to provide financial support to the VIEs considering the business requirements of the VIEs and the Company’s own business objectives in the future, which could expose the Company to a loss.

Please refer to “Contingencies” under Note 20 for the risks relating to the VIE arrangements.

(4) Significant risks and uncertainties

The Company participates in a dynamic high technology industry and believes that changes in any of the following areas could have a material adverse effect on the Company’s future financial position, results of operations or cash flows: i) changes in the overall demand for services and products; ii) changes in business offerings; iii) competitive pressures due to new entrants; iv) advances and new trends in new technologies and industry standards; v) changes in bandwidth suppliers; vi) relying on Shengyue as the primary advertisement agency; vii) regulatory considerations; viii) copyright regulations; and ix) risks associated with the Company’s ability to attract and retain employees necessary to support its growth.

(5) Fair value

The Company follows Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures”. This guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The guidance outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. Under US GAAP, certain assets and liabilities must be measured at fair value, and the guidance details the disclosures that are required for items measured at fair value.

The Company measures the financial assets and liabilities using inputs from the following three levels of the fair value hierarchy. The three levels are as follows:

Level 1 inputs are unadjusted quoted prices in active markets for identical assets that the management has the ability to access at the measurement date.

Level 2 inputs include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the asset (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 includes unobservable inputs that reflect management’s judgments about the assumptions that market participants would use in pricing the assets or liabilities. Management develops these inputs based on the best information available, including their own data.

(6) Business combinations and non-controlling interests

The Company accounts for its business combinations using the purchase method of accounting. This method requires that the acquisition cost be allocated to the assets, including separately identifiable intangible assets, and liabilities the Company acquired based on their estimated fair values.

The Company follows ASC Topic 805 with respect to business combinations. Pursuant thereto, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations and all contractual contingencies as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any non-controlling interests. The excess of (i) the total of cost of acquisition, fair value of the non-controlling interests and acquisition date fair value of any previously held equity interest(s) in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the income statement.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. The Company determines discount rates to be used based on the risk inherent in the related activity’s current business model and industry comparisons. Terminal values are based on the expected life of assets and forecasted life cycle and forecasted cash flows over that period. Although the Company believes that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.

The Company follows guidance in ASC Topic 810, “Consolidation,” regarding non-controlling interests. Non-controlling interests are classified as a separate component within equity except for any redeemable securities that are subject to the guidance in ASC Topic 268 regarding redeemable securities. Consolidated net income on a total enterprise basis is adjusted within the statement of operations and comprehensive loss for net income attributed to non-controlling interests and consolidated comprehensive income is adjusted to for comprehensive income attributed to non-controlling interests.

(7) Foreign currency translation

The functional currency and reporting currency of the parent company is the United States dollar (“U.S. dollar”). The Company’s subsidiaries and VIEs use Renminbi (“RMB”) as their functional currency.

Assets and liabilities of the Company’s subsidiaries and VIEs are translated at the current exchange rates quoted by the Federal Reserve Bank of New York in effect at the balance sheet dates, equity accounts are translated at historical exchange rates and revenues and expenses are translated at the average exchange rates in effect during the reporting period to USD. Translation adjustments resulting from foreign currency translation to reporting currency are reported as cumulative translation adjustments and recorded in accumulated other comprehensive income (loss) in the consolidated statements of changes in equity for the years presented.

Transactions denominated in currencies other than the Company’s or its subsidiaries’ or VIEs’ functional currencies are translated into the functional currencies at the exchange rates quoted by the People’s Bank of China prevailing at the dates of the transactions. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations and comprehensive loss. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currencies using the applicable exchange rates quoted by the People’s Bank of China at the balance sheet dates. All such exchange gains and losses are included in the statements of operations and comprehensive loss.

Pursuant to the People’s Republic of China State Administration of Foreign Exchange (“SAFE”), the conversion of United States dollars to Renminbi is governed as to amount and a uniform exchange rate is set by the People’s Bank of China on a daily basis pegged to a basket of major currencies. Correspondingly, Renminbi to USD conversion does not carry the same ease as conversion may with other major currencies. The rates of exchange for the U.S. dollar quoted by the Federal Reserve Bank of New York were RMB 6.6000 on December 31, 2010 and RMB 6.2939 on December 30, 2011, respectively.

(8) Cash and cash equivalents

Cash and cash equivalents consist of cash on hand, demand deposits and highly liquid investments placed with bank or other financial institutions with no restriction to withdrawal or use, which have original maturities of three months or less.

Included in the cash and cash equivalents are cash balances denominated in Renminbi (“RMB”) of approximately RMB137,735,942 and RMB34,714,100 (equivalent to approximately $21,884,037 and $5,259,707) as of December 31, 2011 and 2010, respectively.

(9) Restricted cash

Restricted cash mainly represents cash that is pledged for the loan borrowed from a PRC bank (Note 11), and the pledge period is the same as the loan period.

(10) Allowances for doubtful accounts

The Company determines the allowance for doubtful accounts when facts and circumstances indicate that the receivable is unlikely to be collected by taking into account an aging analysis of the accounts receivable balances, historical bad debt records, repayment patterns in the prior year, and other factors such as the policies of operators and financial condition of the customer.

(11) Inventories

Inventories represent music compact discs (“CDs”) and related music products and are stated at the lower of cost, determined using the first-in, first-out method, or market price. The Company provided an estimated inventory allowance for excess, slow moving and/or obsolete inventories, as well as inventory whose carrying value is in excess of net realizable value.

(12) Investments in affiliated companies

Affiliated companies (partially owned affiliates) are entities over which the Company has significant influence, but which it does not control. Investments in affiliated companies are accounted for by the equity method of accounting. Under this method, the Company’s share of the post-acquisition profits or losses of affiliated companies is recognized in the consolidated statements of operations. Unrealized gains on transactions between the Company and its affiliated companies are eliminated to the extent of the Company’s interest in the affiliated companies; unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. When the Company’s share of losses in an affiliated company equals or exceeds its interest in the affiliated company, the Company does not recognize further losses, unless the Company has incurred obligations or made payments on behalf of the affiliated company.

The Company continually reviews its investments in affiliated companies to determine whether a decline in fair value below the carrying value is other than temporary. The primary factors the Company considers in its determination are the length of time that the fair value of the investment is below the Company’s carrying value and the financial condition, operating performance and near term prospects of the investee. In addition, the Company considers the reason for the decline in fair value, including general market conditions, industry specific or investee specific reasons, changes in valuation subsequent to the balance sheet date and the Company’s intent and ability to hold the investment for a period of time sufficient to allow for a recovery in fair value. If the decline in fair value is deemed to be other than temporary, the carrying value of the investment is written down to fair value. There were no impairments of such investments during the three year period ended December 31, 2011.

(13) Property and equipment, net

Property and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are calculated on a straight-line basis over the following estimated useful lives:

Furniture and office equipment	3 years
Telecommunications equipment	3 years
Leasehold improvements	Lesser of original lease term or estimated useful life

Expenditures for maintenance and repairs are expensed as incurred. Gain or loss on the disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statements of operations.

(14) Acquired intangible assets, net

An intangible asset is required to be recognized separately from goodwill based on its estimated fair value if such asset arises from contractual or legal right or if it is separable as defined by ASC 805 (formerly referred to as SFAS No. 141 (revised 2007), “Business combinations”, (“SFAS No. 141(R)”)). Acquired intangible assets consist of intangible assets, as detailed in Note 7, acquired through direct purchases and various business acquisitions and are amortized on a straight-line basis over their estimated useful economic lives.

The estimated useful economic lives by major intangible asset category used by the Company are as follows.

Trademark	20 years
Technology	7 years
Customer List	5 years
Software technology	5 years

(15) Video production and acquisition costs and licensed video copyrights

The Company contracts third parties for the production of, self produces and self-generates video copyrights for content to exhibit on its websites, and also licenses copyrights from other parties for content distribution on its websites ku6.com.

Video production and acquisition costs

Following the guidance under ASC 926-20-25, video production (which mainly includes direct production costs and production overhead) and acquisition costs are capitalized, if the capitalization criteria are met, and are stated at the lower of unamortized cost or estimated fair value.

With respect to production and acquisition costs, the Company has established capitalization criteria whereby until the Company can establish estimates of market revenues associated with a video, capitalized costs for each video produced are limited to the amount of revenues specifically contracted for that video. Revenues contracted for a video consist of advertising revenues specifically associated with particular videos. The costs in excess of revenues contracted for that video are expensed as incurred on an actual basis, and are not restored as assets in subsequent periods. Once the Company can establish estimates of secondary market revenues in accordance with ASC 926-20-35-5(b), it capitalizes subsequent film costs.

Capitalized video production costs are amortized in accordance with the guidance in ASC 926-20-35-1 using the individual-film-forecast-computation method, based on the proportion of the revenues earned in a period to the estimated remaining unrecognized ultimate revenues as of the beginning of that period. The Company estimates total revenues to be earned (“ultimate revenues”) throughout the life of a video. Ultimate revenue estimates for the produced or acquired videos are periodically reviewed and adjustments, if any, will result in changes to amortization rates. Estimates used in calculating the fair value of the self produced content are based upon assumptions about future demand and market conditions. The capitalized costs are subject to assessment for impairment in accordance with ASC 926-20-35-12 to 35-18, if an event or change in circumstances indicates that the fair value is less than unamortized cost.

During each of the three years ended December 31, 2011, video production and acquisition costs did not meet the criteria for capitalization (defined in the second paragraph above regarding capitalization limited to the amount of revenues contracted for a video) and as a result all the video production costs were expensed as incurred.

Licensed video copyrights

The licensed video copyrights are amortized over their respective licensing periods, which range from 1 to 3 years for all periods presented.

The licensed video copyrights are carried at the lower of amortized cost or net realizable value. Under the net realizable value approach, the Company determines the expected cash inflows that are directly attributed to the content category which comprise of the expected revenues directly attributable to the content category less the direct costs to deliver the content to derive the net realizable value of the asset. The Company writes down the carrying value of the licensed content if the estimated net future direct cash inflows from the licensed video copyrights over the licensing period are lower than the carrying amount.

Amortization and write-down expenses for the year ended December 31, 2011 were $2,200,535 (2010: $8,012,252) and $1,521,161 (2010: $7,739,562), respectively.

(16) Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable assets acquired and liabilities assumed as a result of the Company’s acquisitions.

The Company tests goodwill for impairment by performing a two-step goodwill impairment test. The first step compares the calculated fair value of a reporting unit to its carrying amount, including goodwill. If, and only if, the carrying amount of a reporting unit exceeds its fair value as per step one, the second step is executed to compare the implied fair value of the affected reporting unit’s goodwill to the carrying value of that goodwill. The implied fair value of goodwill is determined in a manner similar to accounting for a business combination with the allocation of the assessed fair value determined in the first step to the assets and liabilities of the reporting unit. The excess of the fair value of the reporting unit over the amounts assigned to the assets and liabilities is the implied fair value of goodwill. This allocation process is only performed for purposes of evaluating goodwill impairment and does not result in an entry to adjust the value of any assets or liabilities. An impairment loss is recognized for any excess in the carrying value of goodwill over the implied fair value of goodwill.

An impairment provision relating to goodwill amounting to approximately $3.6 million was recognized in discontinued operations (Note 2(1)) in the year ended December 31, 2009. No goodwill impairment was recognized in the years ended December 31, 2010 and 2011.

(17) Impairment of long-lived assets

The Company reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company would recognize an impairment loss based on the fair value of the assets. The Company uses estimates and judgments in its impairment tests and if different estimates or judgments are utilized, the timing or the amount of the impairment charges could be different. An impairment provision relating to intangible assets amounting to approximately $3.5 million was recognized in the year ended December 31, 2009, included in discontinued operations. No impairment provision was recognized during the year ended December 31, 2010; impairment of $1.4 million was recognized in 2011 as further discussed in Note 7.

(18) Financial instruments

Financial instruments include cash and cash equivalents, accounts receivable, prepayments and other current assets, amounts due from/to related parties, accounts payable and accrued expenses and other current liabilities. As of December 31, 2010 and 2011, their carrying values approximated their fair values because of their generally short maturities. There were no other financial assets or liabilities that are being measured at fair value at December 31, 2010 or December 31, 2011, except for the contingent consideration in relation to the acquisition of Seed Music (Note 3) in January 2009 which was disposed of in full along with contingent consideration obligations in August 2010 (Note 2(1)). This contingent consideration was recorded at fair value and was classified within Level 3 of the fair value hierarchy.

(19) Revenue recognition and cost of revenues

In accordance with ASC Topic 605, Revenue Recognition, the Company recognizes revenues when the following criteria are met: persuasive evidence of an arrangement exists, the sales price is fixed or determinable, delivery has occurred and collectability is reasonably assured. Revenues are recorded net of sales taxes.

Online advertising services (post-2010 Reorganization business model)

The Company’s revenues are derived principally from online advertising services, where the advertisers (including third parties and related parties) pay to place their advertisements on the Company’s online video platform in different formats. Such formats include but are not limited to banners, buttons, links, pre-roll or post-roll video advertisements.

Advertising contracts are signed to establish the price and advertising services to be provided. Advertisements are charged either based on the agreed measurement numbers, including but not limited to impressions and clicks, or fixed during a determined period of time. In the former case, the delivery of service occurs when those measurement numbers are achieved. In the latter case, the delivery is not linked to advertisement displays but occurs over time.

Under the arrangements with advertisers where the advertisement placement includes different formats to be delivered over different periods of time, the Company’s revenue is accounted for using the guidance under ASC 605-25 “Multiple Element Arrangements” as such revenue arrangements involve multiple deliverables to the advertisers. The Company sells the advertising services over a broad price range. The Company uses its best estimate of the selling price of each component of bundled advertising arrangements for separate units of accounting.

Under the arrangement with the related party advertising agency (Note 1 & 13), components of the arrangement include an arrangement for guaranteed advertising revenue and an arrangement for sharing of excess advertising revenues after deducting commission fees earned by the related party advertising agency based upon increasing percentages for additional tiers (layers) of revenue. The guaranteed advertising revenues are recognized ratably over varying service periods as governed by the specific agreements with the affiliated advertising agency. Further, any excess advertising revenues realized from these arrangements, which are not subject to any refundability or contingency provisions from the Company to the affiliated advertising agency, would be recognized ratably over the remaining service periods when a reliable estimate of excess revenues above the minimum guarantee is established. The Company reports the revenue earned from both related and third party ad agencies based on the net amount after considering the indicators to record revenue gross versus set forth in ASC 605-45.

The Company makes credit assessments of customers to assess the collectability of contract amounts prior to entering into contracts. For those contracts for which collectability is assessed as not reasonably assured, the Company recognizes revenue only when cash is received and all revenue recognition criteria are met.

For revenue arrangements contracted with third-party advertising agencies, the Company provides cash incentives in the form of rebates based on volume and performance, and accounts for such incentives as a reduction of revenue in accordance with ASC 605-50-25. The cash incentives to third-party advertising agencies in the years ended December 31, 2010 and 2011 were $5,440,054 and $1,374,030, respectively.

Costs of advertising revenues consist primarily of employee costs associated with platform operations and share based compensation, depreciation expense, internet bandwidth leasing costs, video production costs, and amortization and write-down of licensed video copyrights.

Wireless value-added services (pre-2010 Reorganization—discontinued operations (Note 2(1))

Wireless value-added service revenues were derived from providing personalized media, games, entertainment and communication services to mobile phone and personal handy phone (collectively “mobile phones”) customers of the various subsidiaries of the three major Chinese operators of telecommunication networks, China United Telecommunications Corporation (“China Unicom”), China Mobile Communications Corporation (“China Mobile”) and China Telecommunications Corporation (collectively, the “Telecom Operators”). Fees for these services, negotiated by network service agreements with the Telecom Operators and indicated in the messages received on mobile phones, were charged on a per-use basis or on a monthly subscription basis, and varied according to the type of services delivered.

The Company contracted with the Telecom Operators for the transmission of wireless services as well as for billing and collection services. The Telecom Operators provided the Company with monthly statements that represented the principal evidence that service had been delivered and triggered revenue recognition for a substantial portion of the Company’s revenue. In certain instances, when a statement was not received within a reasonable period of time, the Company made an estimate of the revenues and cost of services earned during the period covered by the statement based on its internally generated information, historical experience and/or other assumptions that were believed to be reasonable under the circumstances.

The Company measured its revenues based on the total amount paid by mobile phone customers, for which the Telecom Operators billed and collected on the Company’s behalf. Accordingly, the service fees paid to the Telecom Operators were included in the cost of revenues. In addition, in respect of 2G services, the Telecom Operators charged the Company network fees based on a per message fee, which varied depending on the volume of messages sent in the relevant month, multiplied by the excess of messages sent over messages received. These network fees were likewise retained by the Telecom Operators and were reflected as cost of revenues. The cost of revenues also included fees paid to content providers and marketing partners, maintenance costs related to equipment used to provide the services, bandwidth leasing charges and data center services, alternative channels, media and related Internet costs, operator imposed penalty charges, and certain distribution costs.

The Company evaluated its cooperation arrangements with the Telecom Operators to determine whether to recognize the Company’s revenues on a gross basis or net of the service fees and net transmission charges paid to the Telecom Operators. The Company’s determination was based upon an assessment of whether it acted as a principal or agent when providing its services. The Company concluded that it acted as a principal in each of the arrangements. Factors that support the Company’s conclusion mainly included:

•	the Company was the primary obligor in the arrangement;

•	the Company was able to establish prices within price caps prescribed by the telecommunications operators to reflect or react to changes in the market;

•	the Company determined the service specifications of the services it will be rendering;

•	the Company was able to control the selection of its content suppliers; and

•

The Telecom Operators usually would not pay the Company if users could not be billed or if users did not pay the Telecom Operators for services delivered and, as a result, the Company bore the delivery and billing risks for the revenues generated with respect to its services.

Based on these factors, the Company believed that recognizing revenues on a gross basis was appropriate. However, as noted above, the Company’s reported revenues were net of bad debt charges that had been deducted by the Telecom Operators.

Recorded Music (pre-2010 Reorganization—discontinued operations (Note 2(1))

The Company was in the business of artist development, music production, offline music distribution, and online distribution through WVAS and the Internet. Recorded music revenues were derived from live performances, corporate sponsorship and advertising, online and wireless sales, and offline CD sales.

The Company generated revenues from the sale of CDs either by providing the CD master to a distributor or by directly arranging for the volume production and subsequent wholesale of the CDs. In the former case, the Company received a fixed fee, had no further obligations and recognized the fee as revenue when the master CD was provided. In the latter case, the Company shipped the produced CDs to retail distributors and recognized wholesale revenues at the time of shipment less a provision for future estimated returns.

The Company recognized artist performance fees and corporate sponsorship or marketing event fees once the performance or the service had been completed. In accordance with the relevant accounting standards for revenue recognition, corporate sponsorship arrangements involving multiple deliverables are broken into single-element arrangements using residual method for revenue recognition purpose. The Company recognized revenue on the service elements delivered and deferred the recognition of revenue for larger of the contractual cash holdback or the fair value of the undelivered service elements until the remaining obligations had been satisfied. The Company determined the fair value of undelivered service elements based on the price charged for the similar performance or marketing events on a standalone basis. Where the Company acted as the primary obligor in the transaction, revenues were recorded on a gross basis. Where the Company was considered an agent or where the artists separately contract with the event organizer, revenues were recorded on a net basis.

The Company licensed its music to third parties for guaranteed minimum royalty payments and normally received non-refundable upfront licensing fees. In such cases the Company recognized revenue on a straight-line basis over the license period and unrecognized revenues were included in liabilities. When the contract provided for additional payments if revenues exceed the minimum amount guaranteed, such amounts were included in revenues when the Company was notified of its entitlement to additional payments.

The Company incurred costs in producing CD masters, volume CD production, artist and songwriter royalties based on certain percentage of the revenue, and royalties payable to other parties for the use of their work. The cost of record masters, volume CD productions, and royalties paid in advance were recorded in prepaid expenses and other current assets when the sales of the recording were expected to recover the cost and amortized as expenses over the revenue generating period, typically within one year. The decision to capitalize an advance to an artist, songwriter or other party required significant judgment as to the recoverability of these advances. Advances for royalties and other capitalized costs were regularly assessed for recoverability. The costs of ongoing royalties relating to the live performance, corporate sponsorship and advertising, online and wireless sales and offline CD sales to retail distributors were recognized as incurred.

Business tax and related surcharges

The Company’s subsidiaries and VIEs are subject to business tax and related surcharges and value-added tax on the revenues earned for services provided in the PRC. The applicable business tax rate varies from 3% to 5% for the WVAS and recorded music services except for the offline CD distribution and the rate of value added tax is 13% on revenues from offline CD distribution. The applicable business tax rate for advertising business is 5% based on the gross advertising revenue before deducting the advertising agencies rebate. In the accompanying consolidated statements of operations, business tax and related surcharges for revenues derived from WVAS and recorded music revenues and advertising revenues are deducted from gross revenues to arrive at net revenues when incurred.

(20) Product development expenses

Product development expenses consist primarily of salaries and benefits for product development personnel, including share-based compensation costs. These costs are expensed as incurred until technological feasibility has been established, at which time any additional costs would be capitalized. To date, the Company has essentially completed its development concurrently with the establishment of technological feasibility, and, accordingly, no costs have been capitalized. Product development expenses began to be incurred in 2011 with the changes in the Company’s business strategy which drove development efforts towards new technologies.

(21) General and administrative expenses

General and administrative expenses consist primarily of salary and benefits for general management, finance and administrative personnel, bad debt provision, litigation accrual, depreciation, amortization and impairment of intangible assets, professional service fees, share-based compensation, office rental fees, and other expenses.

(22) Sales and marketing

Sales and marketing expenses consist primarily of sales and marketing personnel payroll compensation and related employee costs, advertising and market promotion expenses, and other overhead expenses incurred by the Company’s sales and marketing personnel.

(23) Advertising costs

The Company expenses advertising costs as incurred. Total advertising expenses were $4,191,045 and $210,987 for the years ended December 31, 2009 and 2010 pertaining to discontinued operations, respectively, and have been included in selling and marketing expenses and cost of revenues in discontinued operations. Total advertising expenses related to continuing operations were $153,633, $6,086,030, and $2,493,901 for the years ended December 31, 2009, 2010 and 2011, respectively, and have been included in selling and marketing expenses within continuing operations.

(24) Stock-based compensation

The Company applies ASC Topic 718, which requires all share-based payments to employees and directors, including grants of employee stock options and restricted shares, to be recognized as compensation expense in the financial statements over the vesting periods of the awards based on the fair values of the awards determined at the grant date. The valuation provisions of ASC 718 apply to awards granted after the adoption of ASC 718, to awards granted to employees and directors before the adoption of ASC 718 whose related requisite services had not been provided, and to awards which were subsequently modified or cancelled. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent period(s) if actual forfeitures differ from initial estimates.

In accordance with ASC 718, the Company has recognized share-based compensation expenses, net of a forfeiture rate, using the straight-line method for awards with graded vesting features and service conditions only and using the graded-vesting attribution method for awards with graded vesting features and performance conditions. See Note 15 for further information on stock-based compensation.

(25) Leases

Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Other leases, meaning those meeting the capitalization criteria in ASC Topic 840, “Leases,” are accounted for as capital leases. Payments made under operating leases, net of any incentives received by the Company from the leasing company, are charged to the consolidated statement of operations and comprehensive loss on a straight-line basis over the lease periods, as specified in the lease agreements, with reference to the actual number of users of the leased assets, as appropriate.

(26) Taxation

Current income taxes are provided for on the taxable income of each subsidiary on the separate tax return basis in accordance with the relevant tax laws.

Deferred income taxes are provided using the liability method in accordance with ASC Topic 740, “Income Taxes.” Under this method, deferred income taxes are recognized for temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits by applying enacted statutory tax rates applicable to future years. The tax base of an asset or liability is the amount attributed to that asset or liability for tax purposes. The effect on deferred taxes of a change in tax rates is recognized in income in the period of change. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

ASC 740-10-25 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. The Company does not have any liabilities for unrecognized tax benefits as of December 31, 2010 or 2011. Were the Company to have such liabilities, interest and penalties would be recognized in tax expense.

(27) Statutory reserves

The Company’s subsidiaries incorporated in the PRC and the VIEs are required on an annual basis to make appropriations of retained earnings set at certain percentage of after-tax profit determined in accordance with PRC accounting standards and regulations (“PRC GAAP”).

The Company’s subsidiaries must make appropriations to (i) general reserve and (ii) enterprise expansion fund in accordance with the Law of the PRC on Enterprises Operated Exclusively with Foreign Capital. The general reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP at each year-end) until such fund has reached 50% of the company’s registered capital; enterprise expansion fund appropriation is at the PRC subsidiaries’ directors’ discretion. The Company’s VIEs, in accordance with the China Company Laws, must make appropriations to a (i) statutory reserve fund and (ii) discretionary surplus fund. The statutory reserve fund requires annual appropriations of 10% of after-tax profit (as determined under PRC GAAP at each year-end) until such fund has reached 50% of the company’s registered capital; other fund appropriation is at the VIEs’ directors’ discretion.

The general reserve fund and statutory reserve fund can only be used for specific purposes, such as setting off the accumulated losses, enterprise expansion or increasing the registered capital. The enterprise expansion fund was mainly used to expand the production and operation; it also may be used for increasing the registered capital.

Appropriations to these funds are classified in the consolidated balance sheets as statutory reserves. No appropriations were made during the years ended December 31, 2009, 2010 and 2011. There are no legal requirements in the PRC to fund these reserves by transfer of cash to restricted accounts, and the Company does not do so.

(28) Contingencies

In the normal course of business, the Company is subject to contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters. Liabilities for such contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. See Note 20.

(29) Loss per share

Basic net loss attributable to the Company’s ordinary shareholders per share is computed by dividing net loss attributable to the Company’s ordinary shareholders by the weighted average number of ordinary shares outstanding during the year. Diluted net loss attributable to the Company’s ordinary shareholders’ per share is computed using the weighted average number of ordinary shares and, if dilutive, potential ordinary shares outstanding during the year. Potential ordinary shares consist of shares issuable upon the conversion of convertible debt (using the “if-converted method”) and upon the exercise of stock options for the purchase of ordinary shares and the settlement of restricted share units (using the “treasury stock method”). Potential ordinary shares are not included in the denominator of the diluted loss per share calculation when inclusion of such shares would be anti-dilutive.

For each of the three years in the period ended December 31, 2011, the dilutive effect of potential ordinary shares was not factored into the calculation of diluted earnings per share as a consolidated net loss was incurred in each period.

(30) Comprehensive loss

Comprehensive loss is defined as the change in equity of a company during the period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive loss, as presented on the accompanying consolidated balance sheets, consists of cumulative foreign currency translation adjustments.

(31) Recent accounting pronouncements

In May 2011, the FASB issued Accounting Standards Update 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” Key provisions of the amendments in ASU 2011-04 include: (1) a prohibition on grouping financial instruments for purposes of determining fair value, except in limited cases; (2) an extension of the prohibition against the use of a blockage factor to all fair value measurements; and (3) a requirement that for recurring Level 3 fair value measurements, entities disclose quantitative information about unobservable inputs, a description of the valuation process used and qualitative details about the sensitivity of the measurements. For items not carried at fair value but for which fair value is disclosed, entities will be required to disclose the level within the fair value hierarchy that applies to the fair value measurement disclosed. This Accounting Standards Update is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt this ASU for the fiscal year commencing January 1, 2012 and does not anticipate any changes as a result thereof given the nature and extent of the Company’s assets and liabilities subject to fair value measurement principles.

In June 2011 the FASB issued Accounting Standards Update 2011-05, “Comprehensive Income: Presentation of Comprehensive Income”. The amendment requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance is effective retrospectively for interim periods and annual periods beginning after December 15, 2011. While the Company will be subject to the guidance in accordance with the transition provisions, there will be no changes as a result of adoption as the Company already reports items of comprehensive income (loss) in a continuous statement of operations and comprehensive loss for all periods and plans to do so prospectively. Further, the component of the issued standard regarding detailed presentation reclassifications from other comprehensive income to net income has been subject to indefinite deferral by the FASB.

In September 2011, the FASB issued Accounting Standards Update 2011-08, “Testing Goodwill for Impairment” (ASU 2011-08). Under the revised guidance, entities testing for goodwill impairment have an option of performing a qualitative assessment before calculating the fair value for the reporting unit, (i.e., Step 1 of the traditional goodwill impairment test). If an entity determines, on a basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the first step of the two-step impairment test would be required. If it is not more likely than not that the fair value of the reporting unit is less than the carrying value, then goodwill is not considered to be impaired. ASU 2011-08 does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill at least annually for impairment. This ASU is effective for interim and annual periods beginning after December 15, 2011 with early adoption permitted. The Company early-adopted this guidance for its annual goodwill impairment test performed as of December 31, 2011. The early adoption of this guidance did not change, nor would it be expected to change, the conclusions reached in the impairment evaluation for goodwill, which is further described in the Goodwill footnote to the financial statements.

(32) Government Subsidies

Government subsidies represent discretionary cash subsidies granted by the local government to encourage the development of certain enterprises that are established in the local special economic region. The cash subsidies may be received in the form of (i) a fixed cash amount determined and provided by the municipal government to an operating subsidiary for product and service innovation, or (ii) an amount determined as a percentage of the income tax and business tax actually paid by an operating subsidiary.

Cash subsidies have no defined rules and regulations to govern the criteria necessary for companies to enjoy the benefits and are recognized as other income when received.

For the years ended December 31, 2009, 2010 and 2011, cash subsidies of $1,783, $58,025 and $1,265,182 were recognized as other income, respectively.

(33) Segment reporting

Based on the criteria established by ASC 280 (formerly referred to as SFAS No. 131, “Disclosures about Segments of an Enterprise and Related Information”), the Company currently operates and manages its business as a single operating segment—online advertising. As the Company generates its revenues primarily from customers in the PRC, no geographical segments are presented.

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
BUSINESS COMBINATIONS

3. BUSINESS COMBINATIONS

(a) 2010 acquisition

On January 18, 2010, the Company completed the acquisition of Ku6 and its subsidiaries and VIEs, a leading online video portal in China, pursuant to the share purchase agreement entered into by and among Hurray!, Ku6 and the shareholders of Ku6 dated as of November 26, 2009 by issuing an aggregate of 723,684,204 ordinary shares, of which 44,438,100 replaced the options issued by Ku6 and immediately vested without substantive future service requirements. After the completion of this acquisition, the Company owned 100% of the equity interests of Ku6 and its subsidiaries and VIEs. The total fair value of the shares issued approximated $28.9 million based on the share price on the closing date and the difference amounting to $1,284,766 between the fair value of the 44,438,100 shares issued and the fair value of options issued by Ku6 at acquisition date attributable to the pre-combination portion was recorded as share based compensation expense in the consolidated statement of operations and comprehensive loss. Since the Company has unilateral control of Ku6, the Company started to consolidate the financial statements of Ku6 from February 1, 2010.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition and the purchase price allocation.

Total purchase price:
Ordinary shares issued to acquired all of the outstanding shares of Ku6	27,101,920
Ordinary shares issued to replace the options issued by Ku6	1,773,080
Share based compensation related to post combination portion	(1,284,766)

27,590,234

		Amortization period
Aggregate purchase price allocation –Ku6:
Cash and cash equivalents	329,743
Accounts receivable	3,264,513
Other current assets	811,845
Acquired intangible assets:
Trademark	24,901,940	20 years
Software technology	2,197,230	7 years
Customer base	1,464,820	5 years
Non-current deferred tax liability	(4,826,059)
Goodwill	6,232,770
Property and equipment, net	3,652,599
Other non-current assets	937,485
Current liabilities	(11,376,652)

Total	27,590,234

Total identifiable intangible assets acquired upon consolidation mainly included trademark(s), software technology, and customer base, which have a weighted average amortization period of 18.2 years.

Goodwill primarily represented the expected synergies from combining operations of the Company and Ku6, which are complementary in a way to each other, and any other intangible benefits that do not qualify for separate recognition. Such goodwill is not deductible for tax purposes. The fair value of intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Ku6’s business.

Ku6 is subject to claims and litigation which may arise in the normal course of business. As of and subsequent to the acquisition date on January 18, 2010, Ku6 was involved in a number of cases in various courts and arbitrations. These cases are substantially related to alleged copyright infringement arising before the acquisition. Accordingly, liabilities from contingencies assumed of $1,631,359 in relation to those cases have been recognized in the current liabilities upon acquisition. The compensation amount was based on judgments handed down by the court and out-of-court settlements or management’s best estimation based on the historical actual compensation amount in recent years and the advice from PRC counsel. There are no accruals for any additional losses related to unasserted claims as there was no manifestation of claims and the amount cannot be reasonably estimated.

The Company completed its acquisition of Ku6 on January 18, 2010 and began to consolidate the financial statements of Ku6 upon unilateral control from February 1, 2010. The amount of Ku6’s consolidated revenue and net loss for the eleven months ended December 31, 2010 included in the statements of operations and comprehensive loss was $14,101,171 and $45,165,985.

The following unaudited pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2009 and 2010, as if the acquisition of Ku6 had occurred as of January 1, 2009 and after giving effect to purchase accounting adjustments primarily relating to the amortization of intangibles. The following pro forma financial information has been prepared for comparative purpose only and is not necessarily indicative of the results that would have been had the acquisitions been completed at the beginning of the period presented, nor is it indicative of future operating results.

	Year Ended December 31, 2009	Year Ended December 31, 2010
	(unaudited)	(unaudited)
Net revenues	7,261,708	16,787,493
Net loss attributable to Ku6 Media Co., Ltd.	(35,258,520)	(56,033,640)
Loss per ADS- Basic and Diluted:	(1.61)	(1.81)

The pro forma net losses for the years ended December 31, 2009 and 2010 include $1,851,951 and $1,851,951, respectively, for the amortization of identifiable intangible assets arising from the acquisition of Ku6.

(b) 2009 acquisition

Acquisition of Seed Music Group Limited (disposed in August 2010 and presented in discontinued operations (Note 2(1))

In September 2008, the Company entered into a definitive agreement to acquire, through Hurray! Media Co., Ltd, a controlling stake in Seed Music Group Limited (“Seed Music”) and its subsidiaries including Seed Music Co., Ltd., Profita Publishing Limited and Leguan Seed (Beijing) Culture Consulting Co., Ltd. (collectively referred to as “Seed Music Group”), a Taiwan based company that focuses on artist development, music production and offline music distribution in Asia Pacific, especially in China. The Company paid an advance of $1,907,400 to the selling shareholders to acquire an approximately 47.58% equity interest of Seed Music in 2008 and such payment was recorded as prepaid acquisition cost as of December 31, 2008 as this transaction had not closed as of that date. Concurrent with this transaction, the Company subscribed for an additional 7,813 shares, representing a 13.5% ownership interest, from Seed Music for $600,038 in 2008, which was recorded as an investment at cost at December 31, 2008, as that portion of the transaction had been consummated by that date. The acquisition of the 47.58% equity interest was completed and the Company began to consolidate Seed Music on January 1, 2009. The Company’s total ownership in Seed Music was 61.08% after the closing of the acquisition and subscription of Seed Music shares.

According to the agreements, there were further contingent payments based on Seed Music’s operating performance. The contingent payments were to be paid in cash if Seed Music exceeded the performance target. If not, the selling holders were obligated to transfer certain Seed Music shares or make cash payments to the Company. Such contingent payments were recorded as contingent consideration based on the fair value of $352,217, which was classified within Level 3 of the fair value hierarchy and was measured on a recurring basis (Note 10). The contingent consideration was settled by June 30, 2010. As the actual performance of Seed Music did not meet the specified earnings objectives, the Company was not required to make any further payments.

The non-controlling shareholders had options to sell their shares to the Company at a price based on a formula which included Seed Music’s operating performance. Therefore, from the date of consolidation to the derecognition on disposal, the non-controlling interests were presented as redeemable non-controlling interests on the balance sheet and such amounts were accreted to the redemption value if the redemption was probable. Since the operating performance of Seed Music did not meet the specified target, the Company considered the redemption was not probable. In addition, the non-controlling shareholders granted call options to the Company to subscribe for all or part of their remaining shares in Seed Music. The embedded put and call options were not derivatives that required bifurcation as separate financial instruments and were accounted for together with the non-controlling interest.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition. The purchase price allocation was finalized.

Total purchase price:
Cash consideration	2,507,438
Contingent consideration (Note 10)	352,217
Fair value of redeemable non-controlling interests	1,569,808

4,429,463

		Amortization period
Aggregate purchase price allocation –Seed Music:
Cash and cash equivalents	1,034,308
Inventory	53,504
Other current assets	891,723
Acquired intangible assets:
Artist contracts	1,717,846	7.1~9.0 years
Trademarks	1,569,808	20 years
Non-compete agreement	183,218	4.5 years
Copyrights	5,863	0.4 years
Non-current deferred tax liability	(869,184)
Goodwill (allocated to music segment)	2,535,523
Property and equipment, net	50,084
Other non-current assets	51,526
Current liabilities	(2,216,292)
Other non-current liabilities	(578,464)

Total	4,429,463

Goodwill primarily represented the expected synergies from combining operations of the Company and Seed Music, which were complementary in a way to each other, and any other intangible benefits that did not qualify for separate recognition. Such goodwill was not deductible for tax purposes. The fair value of intangible assets was measured primarily by the income approach taking into consideration historical financial performance and estimates of future performance of Seed Music’s business.

The fair value of redeemable non-controlling interests was determined using the income approach including discounted cash flow modeling and unobservable inputs including assumptions of projected revenue, expenses, capital spending, other costs and a discount rate with regards to the non-controlling discount in recent share transactions made at arm’s length close to the acquisition date, taking into consideration other factors, as appropriate. The net fair value of the embedded call and put options was not material.

The Company completed its acquisition of Seed Music on January 1, 2009 and began to consolidate Seed Music Group’s consolidated financial statements from then on. The amount of Seed Music Group’s revenue and net loss for the year ended December 31, 2009 included in the statements of operations and comprehensive loss was approximately $6.7 million and $1.0 million. Total net loss attributable to redeemable non-controlling interests was $1,198,591. As of December 31, 2009, the balance of redeemable of non-controlling interests was reduced to $370,870 as a result of share of loss and after giving effect to the impact of foreign currency translation.

Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
DISCONTINUED OPERATIONS

4. DISCONTINUED OPERATIONS

Disposal of WVAS and recorded music businesses (2010 Reorganization)

In May 2010, the Company disposed of Huayi Music to Huayi Media for RMB 34,450,000 (equivalent to $5,045,754) in cash and in August 2010, the Company disposed all of its WVAS and remaining recorded music businesses to Shanda for $37,243,904 in cash. See Note 2(1).

A summary of the major financial information for the discontinued operations of WVAS and recorded music businesses as of August 31, 2010 and for the year ended December 31, 2009 and eight months ended August 31, 2010 is set out below:

August 31, 2010
Current assets:
Cash	24,948,577
Accounts receivable, net of allowance	5,402,738
Prepaid expenses and other current assets	2,610,863

32,962,178

Non-current assets:
Property and equipment, net	943,258
Intangible assets	766,847
Goodwill	1,998,821
Other non-current assets	300,532

4,009,458

Current liabilities:
Accounts payable	4,337,542
Accrued expenses and other current liabilities	7,034,894

11,372,436

Non-current liabilities:
Non-current deferred tax liabilities	186,528
Other non-current liabilities	12,322

198,850

Non-controlling interests and redeemable non-controlling interests:	1,717,533

	Year ended December 31, 2009	Eight months ended August 31, 2010
Total net revenues	34,642,295	14,844,408
Loss from operations	(21,054,774)	(3,460,316)
Income tax benefit (expense)	(234,286)	25,584
Net loss	(21,778,174)	(3,382,438)
Less: Net loss attributable to the non-controlling interests and redeemable non-controlling interests	4,182,875	243,666

Net loss from discontinued operations, net of tax	(17,595,299)	(3,138,772)
Gain from disposal of Huayi Music, net of tax	—	4,486,786

Total net (loss) income from discontinued operations	(17,595,299)	1,348,014

Prepaid Expenses And Other Current Assets	12 Months Ended
Dec. 31, 2011
Prepaid Expenses And Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

5. PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of:

	December 31, 2010	December 31, 2011
Prepaid expenses	282,290	431,560
Advances to suppliers	454,273	242,932
Staff advances and other receivables	1,028,156	209,852
Prepaid licensing fee of video copyright	1,722,608	—

	3,487,327	884,344

Property And Equipment, Net (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Property And Equipment, Net [Abstract]	$ 3,592,745	$ 8,003,474
PROPERTY AND EQUIPMENT, NET

6. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consists of:

	December 31, 2010	December 31, 2011
Furniture and office equipment	1,208,434	1,055,377
Telecommunications equipment	10,627,167	3,450,208
Leasehold improvements	1,368,677	1,230,327

	13,204,278	5,735,912
Less: accumulated depreciation and amortization	(5,200,804)	(2,143,167)

	8,003,474	3,592,745

Depreciation expense for the years ended December 31, 2009, 2010 and 2011 was $881,633, $3,265,975, and $3,409,647 respectively.

The Company acquired $2,428,694 in additional property, plant, and equipment in 2011 in support of business strategy changes.

Total equipment disposal loss in 2011 was $3,043,006 (zero proceeds less remaining net book value), which was mainly comprised of computers and servers in relation to technological upgrades and replacements following the Company’s business strategy adjustment. The Company has recorded the disposal loss in general and administrative expenses.

Acquired Intangible Assets, Net	12 Months Ended
Dec. 31, 2011
Acquired Intangible Assets, Net [Abstract]
ACQUIRED INTANGIBLE ASSETS, NET

7. ACQUIRED INTANGIBLE ASSETS, NET

	December 31, 2011
	Gross carrying amount	Accumulated amortization	Intangible assets impairment (Note 2(17))	Net carrying amount
Online advertising segment:
Trademark	24,901,940	(2,386,436)	—	22,515,504
Technology	2,197,230	(601,623)	—	1,595,607
Customer list	1,464,820	(415,032)	(1,049,788)	—
Software technology	823,273	(507,685)	(315,588)	—

	29,387,263	(3,910,776)	(1,365,376)	24,111,111

	December 31, 2010
	Gross carrying amount	Accumulated amortization	Net carrying amount
Online advertising segment:
Trademark	24,901,940	(1,141,339)	23,760,601
Technology	2,197,230	(287,733)	1,909,497
Customer list	1,464,820	(268,550)	1,196,270
Software technology	823,273	(425,358)	397,915

	29,387,263	(2,122,980)	27,264,283

Amortization expense for the years ended December 31, 2009, 2010 and 2011 were $916,763, $2,000,237 and $1,787,796, respectively.

Following the Company’s business strategy adjustment during the year 2011, the Company appointed Shengyue as its primary agency of the online advertising services. As a result, the customer list intangible asset associated with the original business model was no longer of use to the Company; therefore the unamortised balance of the customer list was recorded as an impairment within general and administrative expense.

In relation to the deconsolidation of Yisheng (Note 2(1)(a)), the software technology intangible assets related to Yisheng were fully impaired. The unamortised balance of the software technology was recorded through general and administrative expense in 2011.

Assuming no subsequent impairment of the identified intangible assets recorded as of December 31, 2011, amortization expenses for the net carrying amount of intangible assets are expected to be as follows in future years. If the Company acquires additional intangible assets in the future, the operating expenses or cost of revenue will be increased by the amortization of those assets.

2012	1,558,992
2013	1,558,992
2014	1,558,992
2015	1,558,992
2016 and later	17,875,143

24,111,111

Investment In Equity Affiliates	12 Months Ended
Dec. 31, 2011
Investment In Equity Affiliates [Abstract]
INVESTMENT IN EQUITY AFFILIATES

8. INVESTMENTS IN EQUITY AFFILIATES

In April 2007, the Company acquired a 30% equity interest in Beijing New Run Entertainment Development Co., Ltd. (“New Run”), an independent record label in China, and it was accounted for using the equity method from April 1, 2007 forward. The total acquisition cost was $2,483,277 in cash, including transaction costs. No impairment charges were recorded for the New Run investment during the year ended December 31, 2009. As of December 31, 2009, the investment in New Run had been reduced to nil as a result of equity share of losses and impairment charges and after giving effect to the impact of foreign currency translation. The investment in New Run was also disposed of in August 2010 as part of the 2010 Reorganization (Note 1).

In August 2011, the Company disposed of an 80% equity interest to related parties and a then-employee of the Company, and retained a 20% equity interest in the Yisheng online audio business (see Note 2(1)(a) for further details). The Company evaluated its remaining interest in Yisheng under relevant guidance in ASC 810 and ASC 323 pertaining to consolidation and equity method accounting, respectively. The Company determined that it does not have a controlling financial interest in the investee, but rather possesses significant influence. Accordingly, the Company has accounted for this investment under the equity method. The investment was recorded based on the interest percentage of Yisheng's equity fair value after reflecting a capital contribution by an affiliate of Shanda to Yisheng.

	Balance at December 31, 2010	Equity investment	Share of loss	Translation Difference	Balance at December 31, 2011
Equity interest in Yisheng	—	522,252	(263,313)	(3,658)	255,281

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
GOODWILL

9. GOODWILL

The following table portrays gross balances and accumulated amortization or impairments of goodwill for the Company’s reportable segments. Pre-2010 Reorganization, reportable segments included WVAS and Recorded Music. Post-2010 Reorganization, the Company’s single reportable segment is Online Advertising.

Gross amount of goodwill	WVAS	Recorded Music	Online Advertising	Total
Balance as of January 1, 2010	41,890,391	7,848,655	—	49,739,046

Goodwill arising from acquisitions	—	—	6,232,770	6,232,770
Goodwill contributed by Shanda	—	—	663,570	663,570
Goodwill transferred out due to disposal	(42,148,288)	(7,848,655)	—	(49,996,943)
Effect of exchange rate changes	257,897	—	—	257,897

Balance as of December 31, 2010	—	—	6,896,340	6,896,340

Goodwill distributed to Shanda due to disposal	—	—	(663,570)	(663,570)

Balance as of December 31, 2011	—	—	6,232,770	6,232,770

Accumulated goodwill impairment	WVAS	Recorded Music	Online Advertising	Total
Balance as of January 1, 2010	(41,890,391)	(5,749,365)	—	(47,639,756)

Impairment transferred out due to disposal	42,148,288	5,749,365	—	47,897,653
Effect of exchange rate changes	(257,897)	—	—	(257,897)

Balance as of December 31, 2010	—	—	—	—

Impairment	—	—	—	—

Balance as of December 31, 2011	—	—	—	—

Net carrying amount as of December 31, 2010	—	—	6,896,340	6,896,340

Net carrying amount as of December 31, 2011	—	—	6,232,770	6,232,770

Goodwill arising from the business combinations completed in 2010 has been allocated to the single reporting unit of the Company. ASC 350 requires that the goodwill impairment assessment be performed at the reporting unit level.

The Company performed an impairment test at the reporting unit level relating to goodwill from acquisitions and concluded that there was no impairment as to the carrying value of goodwill as of December 31, 2010 and 2011.

When available, the Company uses observable market data, including pricing on recent closed market transactions, to determine the fair value of its reporting unit(s) and compares such data with carrying amounts of its reporting unit(s) to assess any potential goodwill impairment. The fair value of reporting units was determined based on the market capitalization of the respective entities as of the valuation date. When there is little or no observable market data, the Company measures the fair value of each reporting unit primarily using the income approach and using the market approach as a validation of the value derived from income approach. The market approach included using financial metrics and ratios of comparable public companies. When the goodwill is determined to be impaired, the Company uses an income approach including discounted cash flow modeling for each reporting unit and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the related industry to determine the amount of any impairment.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

10. FAIR VALUE MEASUREMENTS

As of December 31, 2010 and December 31, 2011, the carrying amount of the Company’s cash and restricted cash approximates fair value due to the short maturity of these instruments. The carrying value of the Company’s various receivable and payable balances approximate their market value based on their short-term maturities. There are no other financial assets or liabilities that are being measured at fair value on a recurring basis at December 31, 2010 or December 31, 2011. As described in the Discontinued Operations footnote, the level 3-classified contingent consideration liability arising out of the acquisition of Seed Music in 2009, which was $352,217 at December 31, 2009, was extinguished by June 30, 2010.

The Company tests its long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of a long-lived asset may not be recoverable. The Company measures the fair value of long-lived assets based using discounted cash flow modelling and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile. See Note 7 to the Consolidated Financial Statements for additional information of the impairment provision relating to the acquired intangible assets.

Short-Term Borrowings	12 Months Ended
Dec. 31, 2011
Short-Term Borrowings [Abstract]
SHORT-TERM BORROWINGS

11. SHORT-TERM BORROWINGS

On September 28, 2011, the Company entered into an agreement with a PRC bank to borrow RMB20 million ($3,177,680) for the period from September 29, 2011 to September 28, 2012. Interest rate is 6.89% per annum. The loan is pledged by a certificate of deposit of $3.6 million.

Accrued Expenses And Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Current Liabilities [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

12. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities consist of:

	December 31, 2010	December 31, 2011
Accrued litigation provision	748,299	2,683,968
Accrued payroll	2,127,951	2,675,282
Accrued welfare benefits	1,731,403	1,297,147
Accrued professional service fees	1,524,890	978,602
Advances from customers	609,442	722,553
Other accrued expenses	2,278,758	713,719
Other taxes payable	718,668	472,845
Business tax payable	1,722,830	472,534

	11,462,241	10,016,650

Related Party Transactions And Balances	12 Months Ended
Dec. 31, 2011
Related Party Transactions And Balances [Abstract]
RELATED PARTY TRANSACTIONS AND BALANCES

13. RELATED PARTY TRANSACTIONS AND BALANCES

Related Parties of Ku6 Media Co., Ltd. (both pre- and post-2010 Reorganization)

Entity	Relationship to Ku6 Media Co., Ltd.
Shanda Interactive Entertainment Limited (“Shanda”)	Controlling shareholder
Shanda Computer (Shanghai) Co., Ltd. (“Shanda Computer”)	Wholly owned affiliate of Shanda
Shanghai Shulong Computer Technology Co., Ltd. (“Shanghai Shulong Computer”)	Wholly owned affiliate of Shanda
Shanghai Shulong Technology Co., Ltd. (“Shanghai Shulong”)	Wholly owned affiliate of Shanda
Chengdu Jisheng Technology Co., Ltd. (“Chengdu Jisheng”)	Wholly owned affiliate of Shanda
Shanghai Shengyue Advertising Co., Ltd. (“Shengyue”)	Wholly owned affiliate of Shanda
Shanda Media Group Ltd. (“Shanda Media”)	Wholly owned affiliate of Shanda
Shanda Games Ltd. (“Shanda Games”)	Affiliate under common control of Shanda
Hurray! Media Co., Ltd.	Wholly owned affiliate of Shanda
Seed Music Group Limited	Wholly owned affiliate of Shanda
Hurray! Solutions Ltd.	Wholly owned affiliate of Shanda

Post-2010 Reorganization Related Party Activity

Following the Reorga2010 Reorganization, the Company provides advertising business to and receives promotional services from companies under common control by Shanda. Accordingly, certain revenues from the sale of advertising business to sister entities, and related costs of revenue, are separately classified in the consolidated statement of operations and comprehensive loss.

Pre-2010 Reorganization Related Party Activity

As a result of the acquisition of Huayi Music, Hurray! Freeland Digital Music Technology Co., Ltd. (“Freeland Music”) and New Run, which were disposed in August 2010 and presented in discontinued operations (Note 2(1)), the Company agreed to use the existing distribution and CD manufacturing operations, where appropriate, owned by the other shareholders, or their related parties, of these music companies. In addition, these parties were able to use the music or artists of these companies and made royalty and other payments to Huayi Music, Freeland Music or New Run. These agreements were for durations of one year but were extendable by the mutual agreement of both parties.

Annual Related Party Activity

During the years ended December 31, 2009, 2010 and 2011, significant related party transactions occurring during the annual periods were as follows.

	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Related party transactions in discontinued operations:
Consulting, production and marketing service fee from Huayi Brothers Times Culture Broker Co., Ltd.	281,580	—	—
CD distribution revenue from Beijing Century Freeland Film Media Co., Ltd.	52,248	—	—

	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2011
Related party transactions in continuing operations:
Advertising revenue received from companies under common control by Shanda	279,341	701,732	8,076,155
Promotion service fee paid to companies under common control by Shanda	—	376,302	379,465
Loan payable to Shanda Computer (Shanghai) Co., Ltd.	—	1,565,290	—
Loan payable to Shanghai Shulong Computer Technology Co., Ltd.	—	—	6,832,012
Loan payable to Shanghai Shulong Technology Co., Ltd.	—	3,030,711	6,503,884
Loan repayment to Shanghai Shulong Technology Co., Ltd.	—	—	3,189,527
Loan receivable from Shanda Games Limited	—	3,200,000	14,108,019
Convertible Bond issued to Shanda Media (Note 1)	—	—	50,000,000
Convertible Bond redeemed from Shanda Media (Note 1)	—	—	50,000,000
Interest expense of Convertible Bond issued to Shanda Media (Note 1)	—	—	375,000
Interest expense for loan from companies under common control by Shanda	—	—	688,952

The Company entered into a cooperative agreement with Shengyue, a wholly owned subsidiary of Shanda, in 2011. Under this agreement, Shengyue was appointed as Ku6’s primary agency to secure advertisements from various advertisers. Ku6 will provide advertising space (i.e. headlines, banners, short video, etc) to Shengyue on its online video portal. This cooperative agreement covers a period of 1 year and 9 months commencing April 1, 2011. During the testing period from April 1, 2011 to June 30, 2011, Shengyue did not guarantee a minimum revenue stream to Ku6, nor is Ku6 obligated for any commission fee. Following the testing period, the “commission free period” ran from July 1, 2011 to December 31, 2011; during this period Shengyue guaranteed a minimum advertising revenue for each fiscal quarter to Ku6, however, the commission fee was waived in this period. Commencing January 1, 2012, in addition to the guaranteed minimum revenue, Ku6 is obligated for commission fees to Shengyue based on certain tiered percentages which gradually increase with additional incremental tiers (layers) advertising revenue volume.

Year-End Related Party Balances

At December 31, 2010 and December 31, 2011, the amounts receivable from and payable to related parties included in the consolidated balance sheet mainly represent the outstanding amounts arising from the transactions described in the preceding section, except for the payable for licensed video copyrights amounting to $1,664,570 due to a related party at December 31, 2010.

Accounts receivable balances due from related parties are mainly as follows:

	December 31, 2010	December 31, 2011
Shanghai Shengyue Advertising Co., Ltd.	—	2,649,385
Chengdu Jisheng Technology Co., Ltd.	219,697	—
Other companies under common control by Shanda	106,060	90,794

	325,757	2,740,179

Other balances with related parties are mainly as follows:

	December 31, 2010	December 31, 2011
Other receivables due from related parties
Shanda Games Limited	3,200,000	17,308,019
Hurray! Media Co., Ltd.	1,246,641	1,246,641
Seed Music Group Limited	980,000	980,000
Other companies under common control by Shanda	105,607	4,609

	5,532,248	19,539,269

In December 2010, Ku6 Media Co., Ltd. provided a $3.2 million unsecured loan to Shanda Games Limited, a company controlled by Shanda Interactive, which carried an interest rate of 0.6% per year and was originally due in July 2011. In January 2011, Ku6 Media Co., Ltd. provided another $6.7 million unsecured loan to Shanda Games Limited, which carried an interest rate of 0.6% per year and was originally due in July 2011. The terms of these loans are in the process of being extended. In June 2011, Ku6 Media Co., Ltd. provided a further $7.3 million unsecured loan to Shanda Games Limited, which carries an interest rate of 1.37% per year and is due in May 2012.

All amounts due from related parties are non-interest bearing, unsecured and receivable on demand except for the receivables due from Shanda Games Limited described above with an annual interest rate of 0.6%.

	December 31, 2010	December 31, 2011
Other payables due to related parties
Shanghai Shulong Computer Technology Co., Ltd	—	6,832,012
Shanghai Shulong Technology Co. Ltd	3,030,711	6,345,068
Shanda Computer (Shanghai) Co., Ltd.	3,030,300	—
Hurray! Solutions Ltd.	1,586,899	—
Other related parties	128,788	375,000

	7,776,698	13,552,080

In June 2011, Ku6 Information Technology borrowed $6.8 million on an unsecured basis from Shanghai Shulong Computer Technology Co., Ltd., pursuant to an entrusted loan agreement. This loan carries an interest rate of 6.31% per year and is due in June 2012.

In December 2010, Ku6 Information Technology borrowed $3.0 million on an unsecured basis from Shanghai Shulong Technology Co., Ltd., a company controlled by Shanda Interactive, pursuant to an entrusted loan agreement. This loan carried an interest rate of 5.05% per year and was originally due in June 2011. The term of the loan was subsequently extended to December 2011 and the interest rate was revised to 5.68%. This loan was fully repaid in December 2011.

In February 2011, Ku6 Information Technology borrowed $6.4 million on an unsecured basis from Shanghai Shulong Technology Co., Ltd., pursuant to an entrusted loan agreement. This loan carried an interest rate of 5.05% per year and was originally due in August 2011. Ku6 Information Technology repaid $39,721 in 2011 and the term of the loan with respect to the remaining amount of $6.3 million was subsequently extended to February 2012. The interest rate was revised to 6.71% per year. In February 2012, $3.1 million was repaid. The term of the loan with respect to the remaining amount of $3.2 million was extended to August 2012 and the interest rate remained at 6.71% per year.

Amounts due to related parties are non-interest bearing, unsecured, and payable on demand (except as mentioned in the preceding paragraphs for specific borrowings) with interest rates ranging from 5.05% to 6.71%.

The payables to Hurray! Solutions Ltd. and other related parties amounting to $1,719,927 were waived and recorded as additional paid-in capital in 2011 as part of common control transactions involving parent Shanda.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

14. INCOME TAXES

The Company is a tax exempted company incorporated in the Cayman Islands. The subsidiaries or VIEs in the PRC are subject to PRC Enterprise Income Tax at a corporate income tax rate of 25%.

Basic and diluted earnings from continuing operations per share effects of tax holidays and preferential tax rates for the years ended December 31, 2009, 2010 and 2011 are nil for each year.

Provision (credit) for income taxes is comprised as follows for each annual period.

	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31,2011
Current income taxes from discontinued operations	750,705	6,229	—
Deferred income taxes from discontinued operations	(516,419)	(31,813)	—
Current income taxes from continuing operations	—	—	—
Deferred income taxes from continuing operations	(13,721)	(41,172)	(99,479)

	220,565	(66,756)	(99,479)

The principal components of deferred tax assets and liabilities are as follows:

	December 31, 2010	December 31, 2011
Current deferred taxes:
Cost and expense accruals	4,714,262	2,810,508
Revenue recognition	(1,217,957)	(173,502)
Less: valuation allowance	(3,496,305)	(2,637,006)

Current deferred tax assets	—	—

Non-current deferred taxes:
Depreciation and amortization	1,899,375	1,748,889
Net operating loss carry forwards	13,727,221	18,450,814
Less: valuation allowance	(15,626,596)	(20,199,703)

Non-current deferred tax assets	—	—

Intangible assets	(4,925,538)	(4,826,059)

Non-current deferred tax liabilities	(4,925,538)	(4,826,059)

A reconciliation between the PRC statutory income tax rate of 25% and the Company’s effective tax rate is as follows. The primary driver of the Company’s effective tax rate in each annual period are adjustments to the valuation allowance for deferred tax assets that are, as assessed under ASC Topic 740, more likely than not to not be realized.

	Year ended	Year ended	Year ended

	December 31, 2009	December 31, 2010	December 31, 2011
Statutory tax rate	25.0%	25.0%	25.0%
Differential statutory tax rates	0.2%	(3.3%)	(7.9%)
Non-deductible expenses	(6.2%)	0.4%	(7.9%)
Non-taxable income	—	—	—
Change in enterprise income tax rate	—	—	—
Change in valuation allowance	(19.8%)	(22.0%)	(9.0%)

Effective tax rate	(0.8%)	0.1%	0.2%

The movement of valuation allowances were as follows:

	December 31, 2009	December 31, 2010	December 31, 2011
At beginning of year	(7,772,515)	(8,309,621)	(19,122,901)
Acquisition of Ku6	—	(6,123,900)	—
Acquisition of Yisheng	(167,418)	—	—
Current year additions	(1,029,311)	(14,292,925)	(4,452,155)
Current year reversals	655,761	1,404,205	1,591,018
Transferred out due to disposal of WVAS and recorded music businesses	—	8,433,935	—
Effect of exchange rate changes	3,862	(234,595)	(852,671)

	(8,309,621)	(19,122,901)	(22,836,709)

At December 31, 2010 and 2011, tax loss carry forwards (on a gross basis prior to measurement via the tax rate) amounted to approximately $54.9 million and $73.8 million, respectively, which will expire by various years through 2016. The Company’s tax loss carry forwards exist only in the PRC, where the carry forward period is limited to five years. The Company determines whether or not a valuation allowance is required at the level of each taxable entity within a tax jurisdiction. A valuation allowance of $19,122,901 and $22,836,709 has been established as of December 31, 2010 and 2011, respectively, in respect of certain deferred tax assets as it is considered more likely than not that the relevant deferred tax assets will not be realized in the foreseeable future. At both December 31, 2010 and 2011, all of the Company’s net deferred tax assets, excluding the impact of non-current deferred tax liabilities associated with intangible assets which have indefinite reversal patterns, were fully reserved through valuation allowances.

As noted in Note 2(26), the Company accounts for the financial statement effects of uncertain tax positions under the provisions of ASC 740-10. At December 31, 2010 and 2011, there were no liabilities for unrecognized tax benefits as the Company did not have any significant uncertain tax positions requiring recognition and measurement under ASC 740-10.

In accordance with the PRC EIT Law, dividends which arise from profits of foreign invested enterprises (“FIEs”) earned after January 1, 2008, are subject to a 10% withholding income tax if and when remitted. In addition, under tax treaties between the PRC and Hong Kong, if the foreign investor is incorporated in Hong Kong and qualifies as a Hong Kong tax resident, the applicable withholding tax rate is reduced to 5%, if the investor holds at least 25% in the FIE, or 10%, if the investor holds less than 25% in the FIE.

Since there are no undistributed earnings of the Company’s subsidiaries located in the PRC at December 31, 2010 and 2011 given the accumulated loss positions of the Company’s subsidiaries, no provision has been made for withholding taxes. Further, the Company does not have any present plan to pay any cash dividends on its ordinary shares in the foreseeable future and intends to retain most of its available funds and any future earnings for use in the operation and expansion of its business in the PRC.

Equity Compensation Plans	12 Months Ended
Dec. 31, 2011
Equity Compensation Plans [Abstract]
EQUITY COMPENSATION PLANS

15. EQUITY COMPENSATION PLANS

2004 Share Incentive Plan

Stock options

Ku6 Media’s 2004 Share Incentive Plan (“2004 Plan”) allows the Company to offer incentive awards to employees, directors, consultants or external service advisors of the Company. Under the terms of the Plan, options are generally granted at prices equal to or greater than the fair market value on the grant date, expire 10 years from the date of grant, and generally vest over 3-4 years.

Stock options under these plans were all granted prior to 2006 and as of January 1, 2006 all granted stock options were vested. There were 44,584,700 and 43,746,700 options outstanding as of December 31, 2010 and 2011, respectively. Pursuant to the resolution of the Company’s Board on December 3, 2010, the 185,550,800 remaining ordinary shares available for future grants under the 2004 Plan were terminated and unavailable for future use.

The movements in stock options under the 2004 Share Incentive Plan as of and for the years ended December 31, 2009, 2010, and 2011 are set out below:

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		$		$
Outstanding at December 1, 2009	47,367,700	0.080	—	—
Granted	—	—	—	—
Exercised	(350,000)	0.025	—	—
Cancelled or Expired	(1,435,000)	0.115	—	—

Outstanding at December 31, 2009	45,582,700	0.080	3.63	147,478
Granted	—	—	—	—
Exercised	(450,000)	0.045	—	—
Cancelled or Expired	(548,000)	0.113	—	—

Outstanding at December 31, 2010	44,584,700	0.080	2.63	226,985
Granted	—	—	—	—
Exercised	(150,000)	0.025	—	—
Cancelled or Expired	(688,000)	0.096	—	—

Outstanding at December 31, 2011	43,746,700	0.079	1.62	—

Vested and expected to vest at December 31, 2011	43,746,700	0.079	1.62	—

Vested and exercisable at December 31, 2011	43,746,700	0.079	1.62	—

The aggregate intrinsic values are calculated as the differences between the market value of $0.0405, $0.0495 and $0.0120 of ordinary shares as of December 31, 2009, 2010, and 2011, respectively, and the exercise prices of the shares. The total intrinsic value of options exercised during the years ended December 31, 2009, 2010 and 2011 was approximately $0.5 million, nil and nil, respectively.

Non-vested shares

Since 2006, the Company has granted restricted purchase share awards, in lieu of stock options, under the 2004 Share Incentive Plan to certain officers and senior management.

Share-based compensation expense related to non-vested stock units granted by the Company under the 2004 Plan amounted to $169,310, $84,233 and nil for the years ended December 31, 2009, 2010 and 2011.

There are no outstanding non-vested stock units as of December 31, 2011 and 2010.

A summary of non-vested stock unit activity as of December 31, 2009, 2010 and 2011 is presented below:

	Number outstanding	Weighted average grant date fair value
Non-vested stock units		$
Outstanding at January 1, 2009	13,500,300	0.0406
Granted	—	—
Vested	(6,500,300)	0.0313
Forfeited	(3,999,900)	0.0507

Outstanding at December 31, 2009	3,000,100	0.0313
Granted	—	—
Vested	(3,000,100)	0.0313
Forfeited	—	—

Outstanding at December 31, 2010	—	—
Granted	—	—
Vested	—	—
Forfeited	—	—

Outstanding at December 31, 2011	—	—

2010 Equity Compensation Plan

In December 2010, the Company authorized an equity compensation plan (“2010 Equity Compensation Plan”) that provides for issuance of options to purchase up to 698,381,300 ordinary shares of the Company. Under the 2010 Equity Compensation Plan, the directors may, at their discretion, grant any officers (including directors) and employees of the Company and/or its subsidiaries, and individual consultants or advisors (i) options to subscribe for ordinary shares, (ii) share appreciation rights to receive payment, in cash and/or the Company’ ordinary shares, equals to the excess of the fair market value of the Company’ ordinary shares, or (iii) other types of compensation based on the performance of the Company’ ordinary shares.

On December 4, 2010, the Company granted stock options to purchase up to 516,750,000 ordinary shares under the 2010 Equity Compensation Plan at an exercise price of $0.0568 per share equivalent to the average market value in the previous fifteen trading days of the grant dates to its employees, senior management and directors. Of all the stock options granted, 272,850,000 were granted to senior management and 243,900,000 were granted to directors and employees. The contract term of the options granted to the directors and employees is six years and the contract term of the options granted to senior management is seven years.

On February 24, 2011, the Company granted stock options to purchase up to 62,000,000 ordinary shares under the 2010 Equity Compensation Plan at an exercise price of $0.0392 per share to its employees, senior management and directors. Of all the stock options granted, 9,000,000 ordinary shares were granted to directors of the Company and 53,000,000 were granted to the senior management and employees of Shanda. The contract term of the options is six years.

On July 6, 2011, the Company granted stock options to purchase up to 147,643,000 ordinary shares under the 2010 Equity Compensation Plan at an exercise price of $0.03083 per share to its employees. The contract term of the options is six years.

On August 23, 2011, the Company granted stock options to purchase up to 162,500,000 ordinary shares under the 2010 Equity Compensation Plan at an exercise price of $0.0227 per share to its employees, senior management and directors. Of all the stock options granted, 112,000,000 were granted to senior management of the Company, 15,000,000 were granted to directors of the Company, and 35,500,000 were granted to the senior management and employees of Shanda. The contractual term of the options is six years.

On October 14, 2011, the Company granted stock options to purchase up to 21,000,000 ordinary shares under the 2010 Equity Compensation Plan at an exercise price of $0.0188 per share to its senior management. The contract term of the options is six years.

As of December 31, 2011, 295,555,300 ordinary shares were available for future grants under the 2010 Equity Compensation Plan.

The options granted to directors and employees vest over a four year period, with 25% of the options to vest on each of the first, second, third and fourth anniversaries of the grant date as stipulated in the stock option agreements.

The options granted to senior management vest in 16 instalments. The first 2 of 16 instalments—options earned in the first two quarters after the grant date—shall vest and become exercisable at the first anniversary of the grant date. There are no performance conditions attached to the first 2 instalments. For each quarter during the four-year period after the grant date (the “Performance Period Start Date”), one 1/16th instalment of the total options have the opportunity to be earned for each quarter contingent on the achievement of positive quarterly operating income for the quarter, provided the aggregate number of options earned in the Performance Period shall not exceed 14 of the 16 instalments comprising the total options granted. On each of the first, fourth, eighth and twelfth quarter earnings release dates from the first quarter of the Performance Period, all of the earned options during the four quarters preceding such earnings release date shall vest and become exercisable, in each case, provided that the employment with the Company remains on such vesting date.

In relation to the business strategy adjustments in 2011 (Note 1), the Company significantly reduced its sales forces, and certain directors, senior management and employees resigned from the Company. Accordingly, the options granted to such directors, senior managements and employees were forfeited. Accordingly, in the fourth quarter of 2011, the Company recorded a $1.0 million reversal of amounts previously recorded in the first three quarters of 2011 in stock-based compensation expense to adjust the estimated forfeiture rate to the much higher actual forfeiture rate.

In accordance with ASC 718, the Company recognizes share-based compensation expense for the options granted to directors and employees as well as the options to senior management vested only based on passage of time and continued employment with the Company, net of a forfeiture rate, using the straight-line method. For the options granted to senior management earned contingent on the achievement of quarterly performance target, the Company recognized share-based compensation expenses for the options earned in each quarter during the Performance Period using the graded-vesting attribution method when the Company concluded that it is probable that the performance targets will be achieved, net of a forfeiture rate.

Share-based compensation expense related to the stock options granted by the Company to its employees, senior management and directors under the 2010 Equity Compensation Plan amounted to $522,931 and $1,231,919 for the year ended December 31, 2010 and 2011, respectively. Share-based compensation expense related to the option awards granted by the Company to the senior management and employees of Shanda under the 2010 Equity Compensation Plan amounted to nil and $257,230 for the year ended December 31, 2010 and 2011, respectively, which was recognized as a dividend distributed to Shanda.

The movements in stock options under the 2010 Equity Compensation Plan as of and for the year ended December 31, 2011 are set out below.

	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
		$		$
Outstanding at January 1, 2010	—	—	—	—
Granted	516,750,000	0.0568	—	—
Exercised	—	—	—	—
Cancelled or Expired	—	—	—	—

Outstanding at December 31, 2010	516,750,000	0.0568	6.46	—

Granted	393,143,000	0.0281	—	—
Exercised	—	—	—	—
Cancelled or Expired	(507,067,000)	0.0517	—	—

Outstanding at December 31, 2011	402,826,000	0.0352	5.47	—

Vested and expected to vest at December 31, 2011	373,995,600	0.0342	5.49	—

Vested and exercisable at December 31, 2011	18,742,500	0.0568	5.00	—

The intrinsic value as of December 31, 2010 and 2011 is calculated as the difference between the market value of $0.0495 and $0.0120 of ordinary shares as of December 31, 2010 and 2011 and the exercise prices of the options.

The weighted average grant-date fair value of options granted during the year ended December 31, 2010 and 2011 was $0.0483 and $0.0151, respectively. Options vested during the year ended December 31, 2010 and 2011 was nil and 27,142,500, respectively.

As of December 31, 2010 and 2011, there was $15.4 million and $5.43 million, respectively, of unrecognized compensation cost, adjusted for estimated forfeitures, related to stock options granted by the Company to its employees, senior management and directors under the 2010 Equity Compensation Plan. This cost is expected to be recognized over a weighted average period of 4.2 and 3.4 years. Total compensation cost may be adjusted for future changes in estimated forfeitures and the probability of the achievement of performance conditions. As of December 31, 2010 and 2011, there was nil and $1.21 million, respectively, of unrecognized compensation cost, adjusted for estimated forfeitures, related to stock options granted by the Company to the employees of Shanda under the 2010 Equity Compensation Plan, which will be recognized as a dividend distributed to Shanda.

The Black-Scholes option pricing model is used to determine the fair value of the stock options granted under the 2010 Equity Compensation Plan. The Black-Scholes model requires the input of highly subjective assumptions. The risk-free rate for periods within the contractual lives of the options is based on the U.S. Treasury yield curve in effect at the time of grant. The fair values of stock options were estimated using the following weighted-average assumptions:

	Options Granted in 2010	Options Granted in 2011
Fair value of ordinary shares ($)	0.0800	0.0186~0.0367
Exercise price ($)	0.0568	0.0188~0.0392
Expected volatility (%) (4)	60%~65%	75%~82%
Expected dividend yield (%) (3)	0%	0%
Expected term (years) (2)	4~5	3.5~5
Risk-free interest rate (per annum) (%) (1)	1.9407%~2.6565%	1.2680%~1.9933%

(1)	The risk-free interest rate for periods within the contractual life of the share option is based on the U.S. Treasury yield curve in effect at the time of grant for a term consistent with the expected term of the awards.
(2)	The expected term of stock options granted is developed giving consideration to vesting period, contractual term and historical exercise pattern of options granted by the Company.
(3)	The Company has no history or expectation of paying dividends on its common stock.
(4)	Expected volatility is estimated based on the historical volatility of comparable companies’ stocks and of the Company’s common stock for a period equal to the expected term preceding the grant date.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
SEGMENT INFORMATION

16. SEGMENT INFORMATION

The Company follows the provisions of ASC 280, Segment Reporting, which establishes standards for reporting information about operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker, or decision making group, in deciding how to allocate resources and in assessing performance.

Pre-2010 Reorganization

The Company’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company. Prior to the disposal of the WVAS and recorded music businesses in August 2010 (Note 2(1)), which have been presented as discontinued operations for all the periods presented herein, the Company operated and managed two principal operating segments (each of which were reportable segments), WVAS and Recorded Music. The WVAS were delivered through the 2.5G mobile networks, which comprise Wireless Application Protocol (“WAP”) services, Multimedia Messaging Services (“MMS”), Java™ services, and WEB, and through 2G technology platforms, which comprise Short Messaging Services (“SMS”), Interactive Voice Response services (“IVR”), and Color Ring Back Tones (“CRBT”). Recorded Music services were delivered through the Company’s majority-controlled music companies and their parent company, Hurray Digital Media Technology Co., Ltd., which contracted with music artists and composers to perform and produce music. Corporate assets are related to the bank balances of overseas companies that are not directly attributable to the reportable segments. The Company uses gross profit as the key performance measure of each reportable segment. Corporate expenses are not allocated to each segment.

The financial information for the business segments which were disposed of in 2010 (Note 2(1)) and included in discontinued operations reflects that information which is specifically identifiable or which is allocated based on an internal allocation method. Selected financial information by reportable segments is as follows.

Total assets by reportable segment	December 31, 2009	December 31, 2010
WVAS	24,400,482	—
Recorded music	9,863,363	—
Corporate assets	33,904,432	—

Total assets	68,168,277	—

Capital expenditures for additions to long-lived assets by reportable segment	Year ended December 31, 2009	Year ended December 31, 2010
WVAS	599,254	402,710
Recorded music	79,028	84,613

Total capital expenditures	678,282	487,323

Revenues, cost of revenues, and gross profit by reportable segment	Year ended December 31, 2009	Year ended December 31, 2010
Revenues
WVAS	20,169,110	5,385,985
Recorded music	14,473,185	9,458,423

Total revenues	34,642,295	14,844,408

Cost of revenues
WVAS	15,331,675	3,799,581
Recorded music	12,625,139	6,118,305

Total cost of revenues	27,956,814	9,917,886

Gross profit
WVAS	4,837,435	1,586,404
Recorded music	1,848,046	3,340,118

Total gross profit	6,685,481	4,926,522

Revenues from the WVAS segment by product and service are shown in the table below:

	Year ended December 31, 2009	Year ended December 31, 2010
Revenues
SMS	5,307,435	456,968
IVR	3,943,733	545,890
RBT	4,447,918	2,493,929

2G revenues	13,699,086	3,496,787

WAP	3,145,885	565,205
MMS	1,692,585	170,281
JAVA	1,541,618	902,194
WEB	11,794	—

2.5G revenues	6,391,882	1,637,680

Other revenues	78,142	251,518

Total WVAS revenue	20,169,110	5,385,985

Recorded music revenue	14,473,185	9,458,423

Total revenues	34,642,295	14,844,408

For recorded music revenue included in discontinued operations, the Company cannot break down the revenue by service or product line without undue costs.

Post-2010 Reorganization

Following the 2010 Reorganization (the disposal of the WVAS and recorded music businesses (Note 2(1)) in August 2010 presented in discontinued operations for all the periods presented herein), the Company has only one operating segment (and reportable segment) made up of Ku6’s online advertising business (“Online Advertising”), which is presented in the continuing operations section of our consolidated statement of operations.

Geographic Information

The Company primarily operates in the PRC and all of the Company’s long-lived assets are located in the PRC. Accordingly, enterprise-wide disclosures are not necessary.

Net Loss Per Share	12 Months Ended
Dec. 31, 2011
Net Loss Per Share [Abstract]
NET LOSS PER SHARE

17. NET LOSS PER SHARE

The following table sets forth the computation of basic and diluted net loss per share (1 ADS = 100 Shares):

	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2011
Numerator:
Net loss attributable to Ku6 Media Co., Ltd. ordinary shareholders from continuing operations	(6,021,461)	(52,858,278)	(49,343,907)
Net income (loss) attributable to Ku6 Media Co., Ltd. ordinary shareholders from discontinued operations	(17,373,400)	1,348,014	—

Net loss attributable to Ku6 Media Co., Ltd.	(23,394,861)	(51,510,264)	(49,343,907)

Denominator:
Weighted-average ordinary shares outstanding for basic calculation	2,196,291,947	3,096,421,097	4,265,277,638
Dilutive effect of restricted shares, convertible debt, and stock options	—	—	—

Weighted average ordinary shares outstanding for diluted calculation	2,196,291,947	3,096,421,097	4,265,277,638

Weighted-average ADS used in per basic ADS calculations	21,962,919	30,964,211	42,652,776
Dilutive effect of restricted shares, convertible debt, and stock options	—	—	—

Weighted-average ADS used in per diluted ADS calculations	21,962,919	30,964,211	42,652,776

Loss per share – basic and diluted
Loss from continuing operations attributable to Ku6 Media Co., Ltd. ordinary shareholders per share — basic and diluted	(0.00)	(0.02)	(0.01)
Income (loss) from discontinued operations attributable to Ku6 Media Co., Ltd. ordinary shareholders per share — basic and diluted	(0.01)	0.00	—

Loss attributable to Ku6 Media Co., Ltd. ordinary shareholders per share — basic and diluted	(0.01)	(0.02)	(0.01)

Loss per ADS – basic and diluted
Loss from continuing operations attributable to Ku6 Media Co., Ltd. ordinary shareholders per ADS — basic and diluted	(0.27)	(1.71)	(1.16)
Income (loss) from discontinued operations attributable to Ku6 Media Co., Ltd. ordinary shareholders per ADS — basic and diluted	(0.79)	0.04	—

Loss attributable to Ku6 Media Co., Ltd. ordinary shareholders per ADS — basic and diluted	(1.06)	(1.67)	(1.16)

Incremental ordinary shares with dilutive effect are calculated using the treasury stock method with respect to restricted shares and stock options. Under the treasury stock method, the proceeds from the assumed conversion of options and non-vested shares are used to repurchase outstanding ordinary shares using the average share price for the period. For incremental ordinary shares associated with convertible debt, dilution is calculated (if necessary) using the if-converted method, which assumes conversion at the beginning of the annual period (or date of issuance of the related debt, if later).

For all periods presented, all potentially dilutive securities associated with the Company’s convertible bond which was issued in Q2 2011 and extinguished in Q3 2011 (Note 1) and all stock options (Note 15) have not been reflected in the dilutive calculations pursuant to ASC 260, “Earnings Per Share,” due to the presence of a net loss in each period as the inclusion of such potential common shares would be anti-dilutive.

Concentrations	12 Months Ended
Dec. 31, 2011
Concentrations [Abstract]
CONCENTRATIONS

18. CONCENTRATIONS

(1) Dependence on related party revenue

The Company entered into a cooperative agreement with Shengyue, a wholly owned subsidiary of Shanda in 2011. Under this agreement, Shengyue is appointed as Ku6’s primary agency to secure advertisement from various advertisers. In 2011, 38% of net revenues were derived from Shengyue and the Company expects that this percentage will increase in 2012. If the relationship with Shengyue is terminated or scaled-back, or if Shengyue alter the agency agreement in a way that is adverse to the Company, the Company’s revenue would be adversely affected.

(2) Credit risk

As of December 31, 2010 and 2011, accounts receivable of the online advertising business are typically unsecured and are derived from revenue earned from customers and agencies in China. The risk with respect to accounts receivable is mitigated by credit evaluations the Company performs on its customers and its ongoing monitoring process of outstanding balances. No individual customer accounted for more than 10% of net advertising revenues, or related receivables, during the year ended and as of December 31, 2010. Shengyue accounted for 38% and 75% of net revenues and net account receivables during the year ended and as of December 31, 2011 (Note 13).

	Year ended December 31, 2010	Year ended December 31, 2011
Accounts receivable	10,572,374	5,194,099
Allowance for doubtful accounts	(2,437,179)	(4,416,706)

Accounts receivable, net of allowance for doubtful accounts	8,135,195	777,393

The Company generally does not require collateral for its accounts receivable. The movements of the allowance for doubtful accounts were as follows:

Movement of allowance for doubtful accounts

The Company has not presented movements in the allowance for doubtful accounts for 2009 in the below table as such activity relates solely to discontinued operations for which there are no remaining receivable or allowance amounts.

	Year ended December 31, 2010	Year ended December 31, 2011
Balance at beginning of the year	4,015,145	2,437,179
Acquisition of Ku6	101,484	—
Provisions	1,976,053	3,637,147
Reversed	(501,485)	(177,321)
Written off	(53,563)	—
Transferred out due to disposal of WVAS and recorded music businesses	(3,100,455)	—
Transferred out due to disposal of Yisheng	—	(1,480,299)

Balance at the end of the year	2,437,179	4,416,706

As part of the Group’s change in the business strategy (Note 1), the Company laid off majority of its sales force and appointed Shengyue as its primary advertisement agency. As a result of this change, the relationship with some of previous advertisement customers was terminated and the Group provided additional allowance for doubtful accounts to reflect the expected uncollectibilty.

Mainland China Contribution Plan And Statutory Reserves	12 Months Ended
Dec. 31, 2011
Mainland China Contribution Plan And Statutory Reserves [Abstract]
MAINLAND CHINA CONTRIBUTION PLAN AND STATUTORY RESERVES

19. MAINLAND CHINA CONTRIBUTION PLAN

Full time employees of the Company in the PRC participate in a government-mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees’ salaries. The total amounts charged to the statements of operations and comprehensive loss for such employee benefits were $2,692,679, $3,660,438 and $2,554,561 for the years ended December 31, 2009, 2010 and 2011, respectively.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

20. COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Company entered into leasing arrangements relating to office area and internet bandwidth in 2009, 2010 and 2011. Leasing expenses for the years ended December 31, 2009, 2010 and 2011 were $2,768,340, $11,785,743 and $10,614,276, respectively.

Future minimum lease payments under non-cancellable operating lease agreements are as follows:

Within 1 year	6,132,154
Between 1 and 2 years	429,706
Between 2 and 3 years	—
Between 3 and 4 years	—

Total	6,561,860

Litigation

The Company is subject to claims and litigation, which may arise in the normal course of business. The Company is involved in a number of cases pending in various courts and arbitration as of December 31, 2011. These cases are substantially related to alleged copyright infringement. Adverse results in these lawsuits may include awards of damages and may also result in, or even compel, a change in the Company’s business practices, which could impact the Company’s future financial results.

The Company has recorded an accrual balance of $2,683,968 in “Accrued expenses and other liabilities” in the consolidated balance sheet as of December 31, 2011 (Note 12). The accrual was based on judgments handed down by the court and out-of-court settlements as of or after December 31, 2011 but related to alleged copyright infringement arising before December 31, 2011. The accrual was based upon management’s best estimation according to the historical actual compensation amount per video of Ku6 for similar legal actions in the past and the advice from PRC counsel. The Company is in the process of appealing certain judgments for which the loss has been accrued.

There are no accruals for any additional losses related to unasserted claims or any other amounts.

Contingencies

The Company accounts for loss contingencies in accordance with ASC 450, “Contingencies,” and other related guidance. Set forth below is a description of certain loss contingencies as well as the opinion of management as to the likelihood of loss.

Current PRC laws and regulations place certain restrictions on foreign ownership of companies that engage in Internet business, including the provision of online video and online advertising services. Specifically, foreign ownership in an Internet content provider or other value-added telecommunication service providers may not exceed 50%. Since the Company is incorporated in the Cayman Islands, neither the Company nor its PRC subsidiary is eligible to engage in Internet business. To comply with PRC laws and regulations, the Company conducts its operations in China through a series of contractual arrangements entered into among its wholly owned PRC subsidiaries, Beijing Technology, Tianjin Technology and Kusheng. (collectively “wholly owned PRC subsidiaries”), and the consolidated affiliated entities in the PRC, namely Beijing Information, Tianjin Information, Ku6 (Beijing) Cultural Media Co., Ltd. (“Ku6 Cultural”), Yisheng and Ku6 Network (collectively “consolidated affiliated entities in the PRC”) and their respective shareholders.

Under the equity pledge agreements among our PRC subsidiaries, certain of our consolidated affiliated entities and the shareholders of our consolidated affiliated entities, the shareholders of our consolidated affiliated entities have pledged all of their equity interests in these entities to our relevant subsidiaries by recording the pledge on the shareholder registers of the respective entities. However, according to the PRC Property Rights Law, which became effective as of October 1, 2007, a pledge is not valid unless it is registered with the relevant local administration for industry and commerce. Ku6 Information Technology and Tianjin Ku6 Network have completed the registration of equity pledges on November 13, 2008 and January 20, 2012, respectively. Ku6 Cultural and Tianjin information are in the process of registering the relevant equity pledges with the local administration for industry and commerce for the benefit of our PRC subsidiaries.

Beijing Information, Tianjin Information, Ku6 Cultural, Yisheng and Ku6 Network hold the licenses and permits necessary to conduct our online video, online advertising and related businesses in China. In the opinion of management, (i) the ownership structure of the Company, its wholly owned PRC subsidiaries and the consolidated affiliated entities in the PRC are in compliance with existing PRC laws and regulations; (ii) the contractual arrangements with the consolidated affiliated entities in the PRC are valid and binding, and will not result in any violation of PRC laws or regulations currently in effect; and (iii) the Company’s business operations are in compliance with existing PRC laws and regulations in all material respects. However, there are substantial uncertainties regarding the interpretation and application of current and future PRC laws and regulations. Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and its contractual arrangements with the consolidated affiliated entities in the PRC were found to be in violation of any existing or future PRC laws and regulations, the Company may be required to restructure its ownership structure and operations in the PRC to comply with the changing and new PRC laws and regulations.

Under PRC Ministry of Commerce (“MOFCOM”) security review rules promulgated in September 2011, a national security review is required for certain mergers and acquisitions by foreign investors raising concerns regarding national defense and security. Foreign investors are prohibited from circumventing the national security review requirements by structuring transactions through proxies, trusts, indirect investment, leases, loans, control through contractual arrangements, or offshore transactions. Management has concluded there is no need to submit the existing contractual arrangements with the consolidated affiliated entities in the PRC and their shareholders to the MOFCOM for national security review based upon analysis of the rules. However, there are substantial uncertainties regarding the interpretation and application of the MOFCOM security review rules, and any new laws, rules, regulations or detailed implementation measures in any form relating to such rules. Therefore, the Company cannot be assured that the relevant PRC regulatory authorities, such as the MOFCOM, would not ultimately take a contrary view to the opinion of management and the Company’s PRC legal counsel. If the MOFCOM or other PRC regulatory authority determines that the Company needs to submit the existing contractual arrangements with the consolidated affiliated entities in the PRC and their shareholders for national security review, the Company may face sanctions by the MOFCOM or other PRC regulatory authority, which may include, among others, requiring the Company to restructure its ownership structure, discontinuation or restriction of operations in the PRC, or invalidation of the agreements that the wholly owned PRC subsidiaries have entered into with the consolidated affiliated entities in the PRC and their shareholders.

In such case, the Company may not be able to operate or control business in the same manner as it currently does, and therefore, may not be able to consolidate the affiliated entities in the PRC. In addition, the relevant regulatory authorities would have broad discretion in dealing with such violations which may adversely impact the financial statements, operations and cash flows of the Company (including restrictions on the Company to carry out business).

If the consolidated affiliated entities in the PRC and their shareholders fail to perform their respective obligations under the current contractual arrangements, the Company may have to incur substantial costs and expend significant resources to enforce those arrangements and rely on legal remedies under PRC laws. The PRC laws, rules and regulations are relatively new, and because of the limited volume of published decisions and their non-binding nature, the interpretation and enforcement of these laws, rules and regulations involve substantial uncertainties. These uncertainties may impede the ability of the Company to enforce these contractual arrangements, or suffer significant delay or other obstacles in the process of enforcing these contractual arrangements and may materially and adversely affect the results of operations and the financial position of the Company.

In the opinion of management, the likelihood of loss in respect of the Company’s current ownership structure or the contractual arrangements with the consolidated affiliated entities in the PRC is remote.

Restricted Net Assets	12 Months Ended
Dec. 31, 2011
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

21. RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit PRC companies to pay dividends only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. Additionally, the Company’s VIE subsidiaries can only distribute dividends upon approval of the shareholders after they have met the PRC requirements for appropriation to statutory reserves. The statutory general reserve fund requires annual appropriations of 10% of net after-tax income to be set aside prior to payment of any dividends. As a result of these and other restrictions under PRC laws and regulations, the PRC subsidiaries and affiliates are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances, which restricted portion amounted to approximately $56.1 million, or 110.3% of the Company’s total consolidated net assets as of December 31, 2011. Even though the Company currently does not require any such dividends, loans or advances from the PRC subsidiaries and affiliates for working capital and other funding purposes as all business is principally conducted inside the PRC, the Company may in the future require additional cash resources from our PRC subsidiaries and affiliates due to changes in business conditions, to fund future acquisitions and developments, or merely to declare and pay dividends to or distributions to the Company’s ordinary shareholders. Accordingly, the Company has included Schedule I in accordance with Regulation S-X promulgated by the United States Securities and Exchange Commission.

KU6 MEDIA CO., LTD. (FOMERLY KNOWN AS HURRAY! HOLDING CO., LTD.)

ADDITIONAL INFORMATION — FINANCIAL STATEMENT SCHEDULE I

BALANCE SHEET

	December 31, 2010	December 31, 2011
	(in U.S. dollars, except number of shares)
Assets
Current assets:
Cash	11,048,500	7,754,457
Prepaid expenses and other current assets	241,017	434,230
Amount due from related parties	3,841,766	19,534,641

Total current assets	15,131,283	27,723,328
Investments in subsidiaries and variable interest entities	31,959,213	27,155,056

Total assets	47,090,496	54,878,384

Liabilities and shareholders’ equity
Accrued expenses and other current liabilities	1,266,380	942,423
Amounts due to subsidiaries and variable interest entities	77,833	2,707,933
Amount due to related parties	—	375,000

Total current liabilities	1,344,213	4,025,356

Shareholders’ equity:
Ordinary shares ($0.00005 par value; 12,000,000,000 shares authorized; 3,481,174,498 and 5,019,786,036 shares issued and outstanding as of December 31, 2010 and 2011, respectively)	174,008	250,939
Additional paid-in capital	130,100,153	184,874,259
Accumulated deficit	(83,105,464)	(132,449,371)
Accumulated other comprehensive income (loss)	(1,422,414)	(1,822,799)

Total shareholders’ equity	45,746,283	50,853,028

Total liabilities and shareholders’ equity	47,090,496	54,878,384

KU6 MEDIA CO., LTD. (FOMERLY KNOWN AS HURRAY! HOLDING CO., LTD.)

ADDITIONAL INFORMATION — FINANCIAL STATEMENT SCHEDULE I

STATEMENT OF OPERATIONS

	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2011
	(in U.S. dollars, except number of shares)
Operating expenses:
Product development	—	150,584	603,879
Selling and marketing	118,521	160,231	(31,880)
General and administrative	5,520,453	4,072,134	2,433,905

Total operating expenses	5,638,974	4,382,949	3,005,904

Loss from operations	(5,638,974)	(4,382,949)	(3,005,904)
Interest income	355,616	9,404	112,416
Interest expense	—	—	(375,000)
Other income	—	205,043	—
Foreign exchange loss (gain)	1,085	(38,767)	(9)
Gain from disposal of subsidiary	221,899	—	—
Equity in loss of subsidiaries, VIEs and affiliate	(18,334,487)	(47,302,995)	(46,075,410)

Net loss	(23,394,861)	(51,510,264)	(49,343,907)

KU6 MEDIA CO., LTD. (FOMERLY KNOWN AS HURRAY! HOLDING CO., LTD.)

ADDITIONAL INFORMATION — FINANCIAL STATEMENT SCHEDULE I

STATEMENTS OF CASH FLOWS

	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2011
	(In U.S. dollars)
Operating activities:
Net loss	(23,394,861)	(51,510,264)	(49,343,907)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	169,310	1,891,931	1,231,919
Stock-based compensation cost in relation to disposition of Yisheng	—	—	522,251
Equity in profit of subsidiary companies	18,334,487	47,302,995	46,075,410
Gain from disposal of subsidiary	(221,899)	—	—
Prepaid expenses and other current assets	40,047	(106,581)	(193,214)
Amount due from related parties	—	(942,919)	(1,692,875)
Other payables and accruals	1,008,149	4,738	(323,957)
Amounts due to subsidiaries and variable interest entities	34,929	2,381	(77,833)
Amounts due to related parties	—	—	375,000

Net cash provided by (used in) operating activities	(4,029,838)	(3,357,719)	(3,427,206)

Investing activities:
Decrease/(Increase) of short-term investments	(10,000,000)	10,000,000	—
Proceeds from disposal of subsidiary	268,759	37,243,901	—
Loan to subsidiaries	—	(53,418,876)	(5,762,569)
Loan to related parties	—	(3,200,000)	(14,108,019)
Investment in subsidiary	(2,000,000)	—	(30,000,000)
Purchase of equity affiliate	—	—	—

Net cash used in investing activities	(11,731,241)	(9,374,975)	(49,870,588)

Financing activities:
Proceeds from exercise of options	2,500	20,350	3,750
Proceeds from issuance of ordinary shares to Shanda	—	—	50,000,000
Proceeds from issuance of Convertible Bond to Shanda	—	—	50,000,000
Cash paid for redemption of Convertible Bond to Shanda	—	—	(50,000,000)

Net cash provided by financing activities	2,500	20,350	50,003,750

Effect of exchange rate changes on cash and cash equivalents	—	—	—
Net decrease in cash and cash equivalents	(15,758,579)	(12,712,344)	(3,294,043)
Cash and cash equivalents, beginning of year	39,519,423	23,760,844	11,048,500

Cash and cash equivalents, end of the year	23,760,844	11,048,500	7,754,457

Note

Basis for Preparation

The Financial Information of the Parent Company has been prepared using the same accounting policies as set out in the Company’s consolidated financial statements except that the Company has used the equity method to account for its investment in its subsidiaries and its variable interest entities.